                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of eight Funds:

            Equity I Fund                         International Fund
            Equity II Fund                        Fixed Income I Fund
            Equity III Fund                       Fixed Income II Fund
            Equity Q Fund                         Fixed Income III Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is a $5 million minimum initial investment requirement for the Funds described in this Prospectus in combination with the Fund's described in the Trust's Specialty Funds Prospectus, in an allocated investment portfolio and investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998, and supplemented June 15, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. The Funds listed do not currently offer interests in any other classes of shares.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

      PROSPECTUS DATED MAY 1, 1998 AS SUPPLEMENTED THROUGH JUNE 15, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE
             GLOSSARY, WHICH BEGINS ON PAGE 43 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   4
Financial Highlights........................................................   6
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  14
Eligible Investors..........................................................  15
General Management of the Funds.............................................  16
Expenses of the Funds.......................................................  18
The Money Managers..........................................................  18
Investment Objectives, Policies and Practices...............................  19
Portfolio Transaction Policies..............................................  29
Dividends and Distributions.................................................  30
Taxes.......................................................................  30
Performance Information.....................................................  32
How Net Asset Value Is Determined...........................................  33
How to Purchase Shares......................................................  34
How to Redeem Shares........................................................  36
Additional Information......................................................  38
Money Manager Profiles......................................................  39
Glossary....................................................................  43

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  EQUITY I FUND -- Income and capital growth by investing principally in equity securities.

  EQUITY II FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.

  EQUITY III FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

  EQUITY Q FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  FIXED INCOME I FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  FIXED INCOME II FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  FIXED INCOME III FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

   Equity I........... $1,342,186,760.20
   Equity II.......... $  565,197,418.13
   Equity III......... $  268,588,956.64
   Equity Q........... $1,137,119,684.51

   International
    Fund.............. $1,108,581,403.76
   Fixed Income I..... $  871,239,142.81
   Fixed Income II.... $  240,672,356.85
   Fixed Income III... $  430,057,483.03

  You may buy and sell Class S Shares of the Fund through an authorized Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which International Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

   MAXIMUM SALES       MAXIMUM SALES
   LOAD IMPOSED       LOAD IMPOSED ON       DEFERRED     REDEMPTION   EXCHANGE
   ON PURCHASES     REINVESTED DIVIDENDS   SALES LOAD*      FEES        FEES
   -------------    --------------------   -----------   ----------   --------
       None                 None              None          None        None

---------------------
* If you purchase shares of any of the Funds, you may pay a quarterly shareholder investment services fee ("Services Fee") directly to FRIMCo pursuant to a separate asset management agreement between you and FRIMCo. The fee is calculated as a percentage of the amount you have invested in the Funds.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                      TOTAL FUND
                                                 MANAGEMENT   OTHER   OPERATING
                                                    FEE     EXPENSES* EXPENSES*+
                                                 ---------- --------- ----------
Equity I Fund...................................   0.60%      0.10%     0.70%
Equity II Fund..................................   0.75%      0.18%     0.93%
Equity III Fund.................................   0.60%      0.15%     0.75%
Equity Q Fund...................................   0.60%      0.08%     0.68%
International Fund..............................   0.75%      0.26%     1.01%
Fixed Income I Fund.............................   0.30%      0.11%     0.41%
Fixed Income II Fund............................   0.50%      0.17%     0.67%
Fixed Income III Fund...........................   0.55%      0.16%     0.71%

---------------------
+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
* Restated to reflect changes to the Trust's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.

  Because the Funds described in this Prospectus are designed for investors with an aggregate investment of at least $5 million, as described in the "Eligible Investors" section, beginning January 1, 1999, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $10,000 will be subject to an account maintenance fee equal to $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts held by retirement plans representing multiple participants; (ii) accounts of trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates; and (iii) classes of accounts for which maintenance costs are absorbed by a third-party.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity I Fund...................................  $ 7     $22     $39     $ 88
Equity II Fund..................................  $ 9     $29     $51     $117
Equity III Fund.................................  $ 8     $24     $41     $ 94
Equity Q Fund...................................  $ 7     $21     $38     $ 86
International Fund..............................  $10     $32     $56     $ 27
Fixed Income I Fund.............................  $ 4     $13     $23     $ 52
Fixed Income II Fund............................  $ 7     $21     $37     $ 84
Fixed Income III Fund...........................  $ 7     $22     $39     $ 89

                  FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY I FUND

                            1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $   30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20  $ 20.18
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..        .34      .42      .52      .62      .60      .61      .75      .91      .88      .81
 Net realized and
  unrealized gain (loss)
  on investments........       8.89     5.96     7.71     (.41)    2.18     1.54     5.61    (2.37)    5.79     2.46
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations ..........       9.23     6.38     8.23      .21     2.78     2.15     6.36    (1.46)    6.67     3.27
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..       (.34)    (.42)    (.52)    (.62)    (.60)    (.62)    (.75)    (.90)   (1.01)    (.77)
 Net realized gain on
  investments...........      (8.72)   (3.62)   (3.03)    (.94)   (2.11)   (1.70)   (1.57)   (1.90)   (2.47)    (.48)
 In excess of net
  realized gain on
  investments...........        --       --       --      (.24)    (.16)     --       --       --       --       --
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...      (9.06)   (4.04)   (3.55)   (1.80)   (2.87)   (2.32)   (2.32)   (2.80)   (3.48)   (1.25)
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $   30.51  $ 30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20
                          =========  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....      32.02    23.58    35.94      .79    11.61     9.02    31.22    (5.64)   30.79    16.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............        .70      .71      .59      .12      .14      .15      .19      .23      .18      .17
 Net investment income
  to average net
  assets (a) ...........        .96     1.38     1.91     2.52     2.36     2.53     3.14     3.66     3.41     3.68
 Portfolio turnover.....     110.75    99.51    92.04    75.02    91.87    71.14   119.55   101.30    61.27    67.59
 Net assets, end of year
  ($000 omitted)........  1,136,373  961,953  751,497  547,242  514,356  410,170  330,507  221,543  300,814  243,691
 Average commission rate
  paid per share of se-
  curity ($ omitted)....      .0511    .0464      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY II FUND

                            1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........   $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $ 19.24  $ 23.32  $22.50  $19.99
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .11      .16      .27      .36      .32      .30      .41      .51     .61     .52
 Net realized and
  unrealized gain (loss)
  on investments........      8.11     4.96     6.80     (.86)    3.97     3.13     7.65    (3.91)   4.74    2.51
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total From Investment
   Operations...........      8.22     5.12     7.07     (.50)    4.29     3.43     8.06    (3.40)   5.35    3.03
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..      (.11)    (.16)    (.29)    (.31)    (.31)    (.30)    (.41)    (.50)   (.71)   (.52)
 Net realized gain on
  investments...........     (5.20)   (3.79)   (2.90)    (.21)   (4.72)   (1.74)    (.57)    (.18)  (3.82)    --
 In excess of net real-
  ized gain on invest-
  ments ................       --       --       --      (.56)    (.39)     --       --       --      --      --
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total Distributions...     (5.31)   (3.95)   (3.19)   (1.08)   (5.42)   (2.04)    (.98)    (.68)  (4.53)   (.52)
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, END
 OF YEAR................   $ 32.96  $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $ 19.24  $23.32  $22.50
                           =======  =======  =======  =======  =======  =======  =======  =======  ======  ======
TOTAL RETURN (%)(a).....     28.66    18.51    28.67    (2.60)   16.70    13.31    42.40   (14.76)  24.63   15.22
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................       .92      .95      .83      .23      .34      .32      .37      .48     .41     .35
 Net investment income
  to average net assets
  (a)...................       .35      .52      .97     1.46     1.14     1.10     1.79     2.40    2.45    2.40
 Portfolio turnover.....    103.00   120.78    89.31    58.04    87.25    43.33    42.16    80.27   77.55   56.38
 Net assets, end of year
  ($000 omitted)........   482,159  365,955  279,566  202,977  171,421  120,789  101,206   60,668  70,588  63,903
 Average commission rate
  paid per share of
  security ($ omitted)..     .0390    .0381      N/A      N/A      N/A      N/A      N/A      N/A     N/A     N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY III FUND

                           1997     1996     1995     1994     1993     1992     1991     1990    1989     1988
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $ 23.30  $26.49  $ 24.03  $ 20.74
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .60      .70      .82      .93      .89      .98     1.08    1.33     1.26     1.15
 Net realized and
  unrealized gain (loss)
  on investments........     8.69     5.10     7.73     (.85)    2.99     2.24     5.21   (2.85)    5.35     3.40
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
  Total From Investment
   Operations...........     9.29     5.80     8.55      .08     3.88     3.22     6.29   (1.52)    6.61     4.55
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.60)    (.71)    (.83)    (.91)    (.90)    (.99)   (1.07)  (1.30)   (1.40)   (1.14)
 In excess of net
  investment income.....     (.01)     --       --       --       --       --       --      --       --       --
 Net realized gain on
  investments...........    (8.56)   (4.52)   (2.79)   (1.94)   (2.68)   (2.56)   (1.44)   (.37)   (2.75)    (.12)
 In excess of net
  realized gain on
  investments...........      --       --       --      (.10)     --       --       --      --       --
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
  Total Distributions...    (9.17)   (5.23)   (3.62)   (2.95)   (3.58)   (3.55)   (2.51)  (1.67)   (4.15)   (1.26)
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $23.30  $ 26.49  $ 24.03
                          =======  =======  =======  =======  =======  =======  =======  ======  =======  =======
TOTAL RETURN (%)(a).....    33.13    20.90    35.96     1.16    14.95    12.30    27.86   (5.73)   28.07    22.19
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .78      .79      .65      .17      .16      .20      .25     .27      .23      .20
 Net investment income
  to average net assets
  (a)...................     1.77     2.23     2.90     3.39     3.09     3.57     4.05    4.91     4.58     4.96
 Portfolio turnover.....   128.86   100.78   103.40    85.92    76.77    84.56    56.99   65.74    83.13    57.28
 Net assets, end of year
  ($000 omitted)........  242,112  221,778  222,541  177,807  181,630  166,782  138,076  94,087  135,245  106,695
 Average commission rate
  paid per share of
  security ($ omitted)..    .0415    .0447      N/A      N/A      N/A      N/A      N/A     N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY Q FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $ 24.90  $ 20.20  $ 22.45  $ 18.85  $16.67
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .44      .58      .59      .69      .66      .67      .75      .81      .78     .69
INCOME
 Net realized and
  unrealized gain (loss)
  on investments........    10.01     6.33     8.52     (.41)    2.71     1.73     5.58    (1.89)    4.26    2.15
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total income from
   Investment
   Operations...........    10.45     6.91     9.11      .28     3.37     2.40     6.33    (1.08)    5.04    2.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.44)    (.58)    (.61)    (.69)    (.66)    (.68)    (.75)    (.79)    (.86)   (.66)
 In excess of net in-
  vestment income.......      --      (.01)     --       --       --       --       --       --       --      --
 Net realized gain on
  investments...........    (7.05)   (3.78)   (2.53)    (.97)   (1.85)   (1.39)    (.88)    (.38)    (.58)    --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.22)    (.06)     --       --       --       --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total Distributions...    (7.49)   (4.37)   (3.14)   (1.88)   (2.57)   (2.07)   (1.63)   (1.17)   (1.44)   (.66)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23    24.90  $ 20.20  $ 22.45  $18.85
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(b)..    33.07    23.67    37.91      .99    13.80     9.97    32.14    (4.81)   27.10   17.16
RATIOS (%) SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (b)(c)................      .68      .71      .58      .11      .15      .18      .23      .31      .33     .33
 Net investment income
  to average net
  assets (b)(c).........     1.17     1.80     2.07     2.74     2.50     2.80     3.23     3.70     3.68    3.82
 Portfolio turnover
  (c)...................    94.89    74.59    74.00    45.87    54.69    58.35    51.37    66.51    88.03   52.21
 Net assets, end of year
  ($000 omitted)........  987,760  818,281  620,259  430,661  382,939  290,357  215,779  133,869  129,680  89,320
 Average commission rate
  paid per share of
  security ($ omitted)..    .0350    .0332      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
(a) Periods less than one year are not annualized.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) The ratios for the period ended December 31, 1987 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44  $ 35.50
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .46      .44      .48      .61      .58      .67      .73     1.23      .85      .95
 Net realized and
  unrealized gain (loss)
  on investments (a)....     (.28)    2.41     3.16      .65     9.63    (2.62)    3.16    (7.27)    7.46     5.77
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Income From
   Investment
   Operations...........      .18     2.85     3.64     1.26    10.21    (1.95)    3.89    (6.04)    8.31     6.72
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.37)    (.35)    (.64)    (.36)    (.57)    (.67)    (.80)   (1.19)   (1.02)   (1.11)
 In excess of net
  investment income.....     (.18)     --      (.08)     --      (.16)     --       --       --       --       --
 Net realized gain on
  investments...........    (1.95)   (1.37)    (.94)   (3.73)   (1.06)    (.42)    (.31)   (2.11)   (4.21)   (5.67)
 In excess of net
  realized gain on
  investments...........     (.47)     --       --      (.23)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (2.97)   (1.72)   (1.66)   (4.32)   (1.79)   (1.09)   (1.11)   (3.30)   (5.23)   (6.78)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(b).....      .58     7.98    10.71     5.38    35.56    (6.11)   13.47   (15.94)   24.06    20.13
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average net
  assets (b)............     1.00     1.04      .88      .32      .39      .45      .48      .50      .44      .45
 Operating expenses,
  gross, to average net
  assets (b)............     1.00     1.05      .89      .34      .41      .46      .48      .50      .44      .45
 Net investment income
  to average net assets
  (b)...................     1.14     1.20     1.41     1.63     1.83     2.46     2.61     3.14     2.38     2.52
 Portfolio turnover.....    79.45    42.69    36.78    71.09    62.04    48.99    53.13    78.30    53.49    51.17
 Net assets, end of year
  ($000 omitted)........  972,735  944,380  796,777  674,180  562,497  348,869  252,828  171,613  186,742  149,064

---------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.024 per share.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME I FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50  $ 20.48
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.37     1.38     1.42     1.46     1.50     1.63     1.71     1.77     1.93     1.73
 Net realized and
  unrealized gain (loss)
  on investments........      .54     (.62)    2.02    (2.06)     .72     (.07)    1.49     (.05)     .71      .01
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations ..........     1.91      .76     3.44     (.60)    2.22     1.56     3.20     1.72     2.64     1.74
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (1.39)   (1.36)   (1.44)   (1.44)   (1.50)   (1.62)   (1.69)   (1.77)   (1.92)   (1.72)
 In excess of net
  investment income.....      --       --       --       --      (.01)     --       --       --       --       --
 Net realized gain on
  investments...........      --       --       --       --      (.58)    (.62)    (.08)     --      (.31)     --
 In excess of net real-
  ized gain on invest-
  ments ................      --       --       --      (.11)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (1.39)   (1.36)   (1.44)   (1.55)   (2.09)   (2.24)   (1.77)   (1.77)   (2.23)   (1.72)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 21.51  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....     9.42     3.75    18.03    (2.97)   10.46     7.26    16.01     8.60    13.35     8.76
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .42      .42      .35      .10      .09      .10      .10      .11      .12      .13
 Net investment income
  to average net assets
  (a)...................     6.54     6.57     6.82     7.06     6.71     7.45     8.08     8.70     8.96     8.28
 Portfolio turnover.....   165.81   147.31   138.05   173.97   173.27   211.26   121.91   114.15   196.18   186.54
 Net assets, end of year
  ($000 omitted)........  798,252  662,899  638,317  496,038  533,696  530,857  458,201  329,091  297,721  223,216

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME II FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME II FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $ 18.69  $18.51  $18.63
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.08     1.04     1.16     1.21      .84     1.35     1.52     1.53    1.69    1.61
 Net realized and
  unrealized gain (loss)
  on investments........      --       .19      .59    (1.07)     .44     (.83)     .72      .23     .27    (.12)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total From Investment
   Operations...........     1.08      .85     1.75      .14     1.28      .52     2.24     1.76    1.96    1.49
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (1.09)   (1.04)   (1.18)   (1.15)    (.71)   (1.36)   (1.50)   (1.51)  (1.78)  (1.61)
 Net realized gain on
  investments...........      --       --       --       --       --      (.28)     --       --      --      --
 Tax return of capital..      --       --       --       --      (.14)     --       --       --      --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total Distributions...    (1.09)   (1.04)   (1.18)   (1.15)    (.85)   (1.64)   (1.50)   (1.51)  (1.78)  (1.61)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $18.69  $18.51
                          =======  =======  =======  =======  =======  =======  =======  =======  ======  ======
TOTAL RETURN (%)(a).....     6.02     4.76     9.95      .82     6.98     2.74    12.31     9.71   10.99    8.20
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .66      .70      .58      .19      .16      .19      .13      .15     .17     .13
 Net investment income
  to average net assets
  (a)...................     5.70     5.70     6.41     6.52     6.16     7.21     8.06     8.45    8.97    8.56
 Portfolio turnover.....   213.14   264.40   269.31   233.75   229.07   330.58   188.30   184.38  320.16  217.58
 Net assets, end of year
  ($000 omitted)........  229,470  222,983  183,577  144,030  138,619  182,735  156,685  119,853  83,313  86,052

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME III FUND

                                     1997     1996     1995     1994    1993++
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................  $ 10.17  $ 10.34  $  9.37  $ 10.44  $ 10.00
                                    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............      .63      .64      .67      .66      .49
 Net realized and unrealized gain
  (loss) on investments...........      .32     (.16)     .97    (1.07)     .52
                                    -------  -------  -------  -------  -------
   Total From Investment Opera-
    tions.........................      .95      .48     1.64     (.41)    1.01
                                    -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income............     (.62)    (.64)    (.67)    (.66)    (.48)
 In excess of net investment in-
  come............................     (.02)    (.01)     --       --       --
 Net realized gain on invest-
  ments...........................     (.06)     --       --       --      (.08)
 In excess of net realized gain on
  investments.....................      --       --       --       --      (.01)
                                    -------  -------  -------  -------  -------
   Total Distributions............     (.70)    (.65)    (.67)    (.66)    (.57)
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR......  $ 10.42  $ 10.17  $ 10.34  $  9.37  $ 10.44
                                    =======  =======  =======  =======  =======
TOTAL RETURN (%)(a)(c)............     9.64     4.88    17.99    (3.89)   10.22
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)(c)...........      .70      .73      .61      .20      .20
 Operating expenses, gross, to av-
  erage net assets (b)(c).........      .70      .73      .61      .20      .40
 Net investment income to average
  net assets (b)..................     6.13     6.32     6.83     7.02     6.30
 Portfolio turnover (b)...........   274.84   144.26   141.37   134.11   181.86
 Net assets, end of year ($000
  omitted)........................  382,433  292,077  252,465  166,620  124,234

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993 are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans and other financial services organizations;

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates.

  The initial minimum aggregate investment in any combination of the Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus is $5 million. You may be eligible to purchase shares of these Funds if you do not meet the required initial minimum investment. FRIMCo at its discretion may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. You should consult your Financial Intermediary for details. Trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates are not subject to any initial minimum investment requirement.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries that have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  Each Agreement with respect to the Funds provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Trust's Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Liquidity Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets; Equity I Fund, 0.60%; Equity II Fund, 0.75%; Equity III Fund, 0.60%; Equity Q Fund, 0.60%; International Fund, 0.75%; Fixed Income I Fund, 0.30%; Fixed Income II Fund, 0.50%; and Fixed Income III Fund, 0.55%.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on the Fund's assets to the extent the Fund incurs management fees for investing a portion of its assets in the Trust's Money Market Fund.

  The Board has approved, subject to approval by the shareholders of the applicable Funds at a meeting to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement. Under the amendment, in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount up to 0.07% of each Fund's additional assets on an annualized basis.

  It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Fund will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waivers.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent, and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian; and

  . fees for independent auditing and legal services; and filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Equity I Fund, 0.23%; Equity II Fund, 0.40%; Equity III

Fund, 0.19%; Equity Q Fund, 0.19%; International Fund, 0.39%; Fixed Income I Fund, 0.08%; Fixed Income II Fund, 0.17%; and Fixed Income III Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                    ANTICIPATED MAXIMUM
                                      EQUITY      DEBT
               FUND                  EXPOSURE   EXPOSURE          FOCUS
               ----                 ----------- --------          -----
Equity I Fund......................   65-100%       35%  Total return
Equity II Fund.....................   65-100%       35%  Maximum total return
Equity III Fund....................   65-100%       35%  Current income
Equity Q Fund......................      100%       --%  Total return
International Fund.................   65-100%       35%  Total return
Fixed Income I.....................       35%   65-100%  Diversification
Fixed Income II Fund...............       35%   65-100%  Preservation of capital
Fixed Income III Fund..............       --%      100%  Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                                 EQUITY I FUND

  Equity I Fund's objective is to provide income and capital growth by investing principally in equity securities. Equity I Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                                EQUITY II FUND

  Equity II Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Equity I Fund. Equity II Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the issuer.

                                EQUITY III FUND

  Equity III Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity III Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that delivered by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                                 EQUITY Q FUND

  Equity Q Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Equity Q Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index to meet the

Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                              INTERNATIONAL FUND

  International Fund's objectives are to provide favorable total return and additional diversification for US investors. International Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              FIXED INCOME I FUND

  Fixed Income I Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                             FIXED INCOME II FUND

  Fixed Income II Fund's objectives are the preservation of capital and the generation of current income consistent with preservation of capital, by investing primarily in fixed-income securities with low-volatility characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Fund's investments among securities denominated in the currencies of the United States and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Fund's total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) US Government securities; (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities; (c) obligations issued or guaranteed by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment. For more information on risks, see "Risk
Considerations."

                             FIXED INCOME III FUND

  Fixed Income III Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Fixed Income III Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Fixed Income II and Fixed Income III Funds may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Fixed Income II and Fixed Income III Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Fixed Income II and Fixed Income III Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Fixed Income III Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Fixed Income III Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Equity I, Equity II, Equity III, Equity Q and International Funds invest primarily in equity securities. Equity I, Equity II, Equity III and Equity Q Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Equity I, Equity II, Equity III and Equity Q Funds may also invest in other types of equity securities, including preferred stocks.

INTEREST RATE SWAPS

  Fixed Income II and Fixed Income III Funds may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Trust's Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for International Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. International Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  Fixed Income II and Fixed Income III Funds may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Fixed Income II Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                FIXED     FIXED     FIXED
   TYPE OF PORTFOLIO      EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME II INCOME III
        SECURITY            FUND     FUND       FUND      FUND       FUND        FUND     FUND       FUND
   -----------------      -------- --------- ---------- -------- ------------- -------- --------- ----------
Common stocks...........      X         X         X         X           X
Common stock equivalents
 (warrants).............      X         X         X         X           X
Common stock equivalents
 (options) .............      X         X         X         X           X
Common stock equivalents
 (convertible debt
 securities) ...........      X         X         X         X
Common stock equivalents
 (depository receipts)..                                                X
Preferred stocks........      X         X         X         X           X
Equity derivative secu-
 rities.................      X         X         X         X           X
Debt securities (below
 investment grade or
 junk bonds)............                                                                               X
US government securi-
 ties...................      X         X         X         X           X          X         X         X
Municipal obligations...                                                                               X
Investment company
 securities.............      X         X         X         X           X          X         X         X
Foreign securities......                                                X                              X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                               FIXED     FIXED     FIXED
                         EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME II INCOME III
    TYPE OF PRACTICE       FUND     FUND       FUND      FUND       FUND        FUND     FUND       FUND
    ----------------     -------- --------- ---------- -------- ------------- -------- --------- ----------
Cash reserves...........     X         X         X         X           X          X         X         X
Repurchase agreements
 (1) ...................     X         X         X         X           X          X         X         X
When-issued and forward
 commitment securities
 .......................     X         X         X         X           X          X         X         X
Reverse repurchase
 agreements ............     X         X         X         X           X          X         X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............     X         X         X         X           X          X         X         X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....     X         X         X         X           X          X         X         X
Forward currency con-
 tracts (2).............
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies (3).........     X         X         X         X           X          X         X         X
Purchase options on
 securities, securities
 indexes, and
 currencies (3).........     X         X         X         X           X          X         X         X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures (4) ........     X         X         X         X           X          X         X         X
Liquidity portfolio.....     X         X         X         X           X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International, Fixed Income I, Fixed Income II, and Fixed Income III Funds may not invest more than 25% of their assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 33% of the value of its net assets. Only the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  High Risk Bonds. Fixed Income III Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Fixed Income III Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Foreign Debt Securities. Fixed Income III Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Fund will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds' policy of investing in securities of issuers located in emerging markets, those Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Fund may invest in the following types of emerging market debt--bonds; notes and debentures of emerging market governments; and debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks, or by banks or other companies in emerging markets which money managers believe are suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Fixed Income III Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investment for the Fixed Income III Fund.

  Variable and Floating Rate Securities. Fixed Income III Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular, (i.e., daily, monthly, annually, etc.) event based, (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 5% of its total assets. The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholder Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by shareholders, this limit would be increased to up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

      DECLARED                        PAYABLE                            FUNDS
      --------                        -------                            -----
Quarterly...........     Mid: April, July, October and      Equity I, Equity II, Equity III,
                         December                           Equity Q, Fixed Income I, Fixed
                                                            Income II and Fixed Income III
                                                            Funds

Annually................ Mid-December                       International Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. International Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Fixed Income I, Fixed Income II and Fixed Income III Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gains dividend, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International, Fixed Income I, Fixed
    Income II and Fixed Income III Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Fixed Income I, Fixed Income II and Fixed Income III
    Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  FRIMCo expects the International, Fixed Income I, Fixed Income II and Fixed Income III Funds to invest more than 50% of their total assets in foreign securities. In connection with those investments, FRIMCo intends to file specified elections with the IRS. These elections will permit shareholders to either deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.

  Shareholders of the Funds with foreign holdings should also be aware that foreign exchange losses realized by a Fund are treated as ordinary losses for federal income tax purposes. This treatment may reduce Fund income which is available for distribution to shareholders.

  The Fixed Income I, Fixed Income II and Fixed Income III Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of the Funds are as follows:

                                 5 YEARS      10 YEARS
                       1 YEAR     ENDED        ENDED     INCEPTION TO
                       ENDED     DEC. 31,     DEC. 31,     DEC. 31,
                      DEC. 31,     1997         1997         1997     INCEPTION
                        1997   (ANNUALIZED) (ANNUALIZED) (ANNUALIZED)   DATE
                      -------- ------------ ------------ ------------ ---------
Equity I.............  32.02%     20.06%       17.76%       16.70%    10/15/81
Equity II............  28.66%     17.40%       15.98%       14.87%    12/28/81
Equity III...........  33.13%     20.54%       18.35%       17.73%    11/27/81
Equity Q.............  33.07%     21.14%       18.31%       15.40%    05/29/87
International........   0.58%     11.42%        8.65%       14.92%    01/31/83
Fixed Income I.......   9.42%      7.51%        9.12%       11.35%    10/15/81
Fixed Income II......   6.02%      5.66%        7.19%        9.28%    10/30/81
Fixed Income III.....   9.64%        --%          --%        7.65%    01/29/93

  Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 1, 1997 for the Class S Shares of the Fixed Income I, Fixed Income II and Fixed Income III Funds were, respectively, 6.13%, 5.56% and 5.80.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For the Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class S Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of "amortized cost." Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. These money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Russell Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4 (787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts will not be accepted.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check will not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants in       shareholder, exactly as the names appear in the
  Common                    account registration.
--------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian
  accounts for minors)      in his/her capacity as it appears in the account
                            registration.
--------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by
                            the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within
                            the past 90 days, authorizing the signer to act.
--------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit Sharing Plan       If the name of the trustee(s) does not appear in the
                            account registration, please provide a copy of the
                            trust document certified within the last 60 days.
--------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the surviving
  shareholders whose        tenant(s). A certified copy of the death certificate
  co-tenants are deceased   must accompany the request.


SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S Shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to "control" the Funds listed after their names because they own more than 25% of the voting shares of the Funds: First Trust, N.A.--Equity Q, International and Fixed Income III Funds.

                            MONEY MANAGER PROFILES

  The money managers identified below have no other affiliations with the Funds, FRIMCo or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308 Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                                EQUITY III FUND

  Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201
N. Walnut Street, Wilmington, DE 19801, is a wholly owned subsidiary of Legg Mason, Inc.

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                              INTERNATIONAL FUND

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             FIXED INCOME II FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                             FIXED INCOME III FUND

  BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Service Agreements with FRIMCo.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. International, Fixed Income I, Fixed Income II, and Fixed Income III Funds generally do not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. International, Fixed Income I, Fixed Income II and Fixed Income III Funds will not enter into a forward contract if, as a result, they would have more than one-third of their assets committed to such contracts (unless they own the currency that they are obligated to deliver or have caused the Custodian to segregate segregable assets having a value sufficient to cover their obligations). Although forward contracts are used primarily to protect International, Fixed Income I, Fixed Income II, and Fixed Income III Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Eight Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. International Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds.

  Russell 1000(R) Index -- The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Equity Q Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Shares -- The Class S Shares in the Funds described in this prospectus. Each Class S Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS


EQUITY I FUND
Alliance Capital Management L.P.
Barclays Global Fund Advisors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Morgan Stanley Asset Management, Inc.
Peachtree Asset Management
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation

EQUITY II FUND
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP

EQUITY III FUND
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

EQUITY Q FUND
Barclays Global Fund Advisors
Franklin Portfolio Associates LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL FUND
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Mastholm Asset Management, LLC
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

FIXED INCOME I FUND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

FIXED INCOME II FUND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

FIXED INCOME III FUND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 787-7354
(800) RUSSEL4
In Washington (253) 627-7001

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of eight
Funds:

            Diversified Equity Fund         International Securities Fund
            Special Growth Fund             Diversified Bond Fund
            Equity Income Fund              Volatility Constrained Bond Fund
            Quantitative Equity Fund        Multistrategy Bond Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. Although there is no specified minimum investment requirement for the Funds described in this Prospectus, the Funds are designed for investors with at least $100,000 to invest in any combination of Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus, in an allocated investment portfolio. Additionally, investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998 and supplemented June 15, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. These Funds also offer interests in another class of shares, the Class E Shares, through other prospectuses. For more information concerning Class E Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                         PROSPECTUS DATED MAY 1, 1998
                     AS SUPPLEMENTED THROUGH JUNE 15, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE
             GLOSSARY, WHICH BEGINS ON PAGE 45 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   4
Financial Highlights........................................................   6
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  14
Eligible Investors..........................................................  15
General Management of the Funds.............................................  16
Expenses of the Funds.......................................................  18
The Money Managers..........................................................  18
Investment Objectives, Policies and Practices...............................  19
Portfolio Transaction Policies..............................................  30
Dividends and Distributions.................................................  31
Taxes.......................................................................  31
Performance Information.....................................................  33
How Net Asset Value Is Determined...........................................  34
How to Purchase Shares......................................................  34
How to Redeem Shares........................................................  37
Additional Information......................................................  39
Money Manager Profiles......................................................  40
Glossary....................................................................  45

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and the Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  DIVERSIFIED EQUITY FUND -- Income and capital growth by investing principally in equity securities.

  SPECIAL GROWTH FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Diversified Equity Fund, by investing in equity securities.

  EQUITY INCOME FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.

  QUANTITATIVE EQUITY FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL SECURITIES FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  DIVERSIFIED BOND FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  VOLATILITY CONSTRAINED BOND FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  MULTISTRATEGY BOND FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

   Diversified Equity.... $1,253,343,607
   Special Growth........ $  675,279,992
   Equity Income......... $  272,115,924
   Quantitative Equity... $1,777,094,136

   International Securi-
    ties................... $978,541,730
   Diversified Bond........ $748,047,919
   Volatility Constrained
    Bond................... $183,151,781
   Multistrategy Bond...... $483,957,901

  You may buy and sell Class S Shares of the Funds through an authorized Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S

Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTIONS EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

      MAXIMUM SALES           MAXIMUM SALES
      LOAD IMPOSED           LOAD IMPOSED ON               DEFERRED            EXCHANGE
      ON PURCHASES         REINVESTED DIVIDENDS           SALES LOAD             FEES
      -------------        --------------------           ----------           --------
          None                     None                      None                None

                        ANNUAL FUND OPERATING EXPENSES

                                                                     TOTAL FUND
                               MANAGEMENT                          GROSS OPERATING
                                  FEE                                EXPENSES**
                          (NET OF FEE WAIVERS) OTHER EXPENSES** (NET OF FEE WAIVERS)+
                          -------------------- ---------------- ---------------------
Diversified Equity
 Fund...................         0.78%              0.17%               0.95%
Special Growth Fund.....         0.95%              0.25%               1.20%
Equity Income Fund......         0.80%              0.26%               1.06%
Quantitative Equity
 Fund...................         0.78%              0.16%               0.94%
International Securities
 Fund...................         0.95%              0.35%               1.30%
Diversified Bond Fund...         0.45%              0.14%               0.59%
Volatility Constrained
 Bond Fund..............         0.50%              0.24%               0.74%
Multistrategy Bond
 Fund*..................         0.58%              0.22%               0.80%

---------------------
 * FRIMCo has voluntarily agreed to waive a portion of its 0.65% management fee for the Multistrategy Bond Fund, up to the full amount of that fee, for all fund expenses that exceed 0.80% of the average daily net assets on an annual basis. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waiver would be 0.87% of the average net assets of the Multistrategy Bond Fund.
** Restated to reflect changes to the Trust's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.
 + Investors purchasing Class S Shares of the fund through a financial intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

  Because the Funds described in this prospectus are designed for investors with an aggregate investment of at least $100,000, as described in the "Eligible Investors" section, beginning January 1, 1999, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $10,000 will be subject to an account maintenance fee equal to $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants;
(iii) accounts held by trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates; and (iv) classes of accounts for which maintenance costs are absorbed by a third-party.

Investors considering an investment of less than $10,000 in any Fund described in this prospectus may wish to consider investing in the Trust's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information see the Trust's LifePoints Funds Prospectus.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's assets and share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1,000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Diversified Equity Fund.........................  $10     $30     $52     $119
Special Growth Fund.............................  $12     $38     $66     $151
Equity Income Fund..............................  $11     $33     $59     $133
Quantitative Equity Fund........................  $ 9     $30     $52     $118
International Securities Fund...................  $13     $41     $72     $164
Diversified Bond Fund...........................  $ 6     $19     $33     $ 74
Volatility Constrained Bond Fund................  $ 7     $23     $41     $ 93
Multistrategy Bond Fund.........................  $ 8     $25     $44     $101

             FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED EQUITY FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED EQUITY FUND

                            1997       1996      1995      1994      1993      1992      1991      1990      1989      1988
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR.....  $    41.45  $  38.62  $  32.26  $  34.88  $  35.60  $  36.36  $  30.66  $  35.22  $  30.46  $  27.22
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
  income...............         .37       .48       .60       .58       .56       .60       .81       .99       .94       .89
 Net realized and
  unrealized gain
  (loss) on invest-
  ments................       12.06      8.15     10.63      (.49)     3.03      2.30      8.36     (3.45)     7.68      3.57
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operations..........       12.43      8.63     11.23       .09      3.59      2.90      9.17     (2.46)     8.62      4.46
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment
  income...............        (.37)     (.48)     (.60)     (.58)     (.55)     (.61)     (.82)     (.96)    (1.11)     (.81)
 Net realized gain on
  investments..........       (9.83)    (5.32)    (4.27)    (1.87)    (3.76)    (3.05)    (2.65)    (1.14)    (2.75)     (.41)
 In excess of net real-
  ized gain on invest-
  ments................        (.04)      --        --       (.26)      --        --        --        --        --        --
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions..      (10.24)    (5.80)    (4.87)    (2.71)    (4.31)    (3.66)    (3.47)    (2.10)    (3.86)    (1.22)
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR..................  $    43.64  $  41.45  $  38.62  $  32.26  $  34.88  $  35.60  $  36.36  $  30.66  $  35.22  $  30.46
                         ==========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%).......       31.32     23.29     35.17     (0.01)    10.53      8.32     31.05     (7.01)    29.06     16.37
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets...         .92       .94       .95       .95       .96       .98       .98      1.03      1.01      1.00
 Net investment income
  to average net
  assets...............         .80      1.18      1.56      1.73      1.54      1.69      2.28      2.97      2.65      2.92
 Portfolio turnover....      114.11     99.90     92.53     57.53     99.80     77.02    116.53     96.90     61.80     66.02
 Net assets, end of
  year
  ($000 omitted).......   1,042,620   699,691   530,645   414,036   388,420   337,549   325,746   251,254   234,988   202,948
 Average commission
  rate paid per share
  of security ($ omit-
  ted).................       .0500     .0465       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE SPECIAL GROWTH FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

SPECIAL GROWTH FUND

                           1997     1996     1995     1994     1993     1992     1991     1990    1989    1988
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 40.79  $ 39.17  $ 33.47  $ 35.82  $ 36.63  $ 34.47  $ 24.71  $29.35  $26.19  $23.58
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .08      .12      .18      .16      .07      .05      .24     .42     .42     .24
 Net realized and
  unrealized gain (loss)
  on investments........    11.18     6.87     9.25     (.71)    5.22     4.22    10.34   (4.57)   5.78    2.99
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total From Investment
   Operations...........    11.26     6.99     9.43     (.55)    5.29     4.27    10.58   (4.15)   6.20    3.23
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.08)    (.12)    (.21)    (.10)    (.07)    (.06)    (.24)   (.42)   (.48)   (.21)
 Net realized gain on
  investments...........    (6.25)   (5.25)   (3.52)    (.85)   (6.03)   (2.05)    (.58)   (.07)  (2.56)   (.41)
 In excess of net real-
  ized gain on invest-
  ments.................      --       --       --      (.85)     --       --       --      --      --      --
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total Distributions...    (6.33)   (5.37)   (3.73)   (1.80)   (6.10)   (2.11)    (.82)   (.49)  (3.04)   (.62)
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 45.72  $ 40.79  $ 39.17  $ 33.47  $ 35.82  $ 36.63  $ 34.47  $24.71  $29.35  $26.19
                          =======  =======  =======  =======  =======  =======  =======  ======  ======  ======
TOTAL RETURN (%)........    28.77    18.65    28.52    (3.71)   15.48    12.52    43.11  (14.28)  23.92   13.82
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, net
  to average net as-
  sets..................     1.15     1.19     1.22     1.20     1.31     1.33     1.36    1.50    1.49    1.47
 Net investment income
  to average net as-
  sets..................      .18      .28      .49      .50      .19      .14      .80    1.57    1.42     .92
 Portfolio turnover.....    97.19   118.13    87.56    55.40    91.97    42.20    42.81   63.87   85.24   51.75
 Net assets, end of year
  ($000 omitted)........  572,635  393,048  313,678  229,077  188,891  134,913  105,245  62,116  60,146  47,405
 Average commission rate
  paid per share of se-
  curity
  ($ omitted)...........    .0402    .0384      N/A      N/A      N/A      N/A      N/A     N/A     N/A     N/A
 Per share amount of
  fees reimbursed ($
  omitted)..............      --       --       --       --       --       --       --    .0093     --      --

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE EQUITY INCOME FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY INCOME FUND

                            1997      1996      1995      1994      1993      1992      1991     1990      1989     1988
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $  40.22  $  38.43  $  32.21  $  35.90  $  35.32  $  36.54  $  30.75  $ 34.91  $  30.85  $ 26.92
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .69       .82       .94       .90       .83       .99      1.11     1.43      1.34     1.22
 Net realized and
  unrealized gain (loss)
  on investments........     12.11      7.03     10.08      (.70)     3.69      3.08      7.15    (3.83)     6.47     3.96
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
  Total From Investment
   Operations...........     12.80      7.85     11.02       .20      4.52      4.07      8.26    (2.40)     7.81     5.18
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
LESS DISTRIBUTIONS:
 Net investment income..      (.69)     (.82)     (.97)     (.89)     (.83)    (1.00)    (1.10)   (1.37)    (1.50)   (1.25)
 In excess of net in-
  vestment
  income................      (.01)     (.01)      --        --       (.00)      --        --       --        --       --
 Net realized gain on
  investments...........    (11.24)    (5.23)    (3.83)    (3.00)    (3.11)    (4.29)    (1.37)    (.39)    (2.25)     --
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
  Total Distributions...    (11.94)    (6.06)    (4.80)    (3.89)    (3.94)    (5.29)    (2.47)   (1.76)    (3.75)   (1.25)
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  41.08  $  40.22  $  38.43  $  32.21  $  35.90  $  35.32  $  36.54  $ 30.75  $  34.91  $ 30.85
                          ========  ========  ========  ========  ========  ========  ========  =======  ========  =======
TOTAL RETURN (%)........     33.59     21.45     34.76       .69     13.23     11.51     27.52    (6.90)    25.61    19.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....      1.04      1.07      1.06      1.04      1.05      1.08      1.11     1.14      1.15     1.13
 Net investment income
  to
  average net assets....      1.51      2.03      2.51      2.56      2.23      2.68      3.11     4.12      3.94     4.08
 Portfolio turnover.....    139.33    106.40     92.40     89.91     78.72     95.07     61.73    65.97     79.82    58.12
 Net assets, end of year
  ($000 omitted)........   226,952   195,132   180,116   144,285   149,532   134,365   122,689   99,575   101,589   68,998
 Average commission rate
  paid per share of
  security ($ omitted)..     .0410     .0441       N/A       N/A       N/A       N/A       N/A      N/A       N/A      N/A

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE QUANTITATIVE EQUITY FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

QUANTITATIVE EQUITY FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 33.05  $ 30.76  $ 24.84  $ 26.44  $ 25.82  $ 25.88  $ 21.07  $ 23.57  $ 20.21  $18.08
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .38      .51      .50      .49      .45      .49      .58      .66      .68     .56
 Net realized and
  unrealized gain (loss)
  on investments........    10.00     6.24     8.72     (.19)    2.69     1.67     5.93    (1.99)    4.53    2.14
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Total From Investment
  Operations............    10.38     6.75     9.22      .30     3.14     2.16     6.51    (1.33)    5.21    2.70
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.38)    (.51)    (.51)    (.49)    (.45)    (.49)    (.58)    (.64)    (.76)   (.57)
 Net realized gain on
  investments...........    (6.27)   (3.95)   (2.79)   (1.41)   (2.07)   (1.73)   (1.12)    (.53)   (1.09)    --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total Distributions...    (6.65)   (4.46)   (3.30)   (1.90)   (2.52)   (2.22)   (1.70)   (1.17)   (1.85)   (.57)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 36.78  $ 33.05  $ 30.76  $ 24.84  $ 26.44  $ 25.82  $ 25.88  $ 21.07  $ 23.57  $20.21
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%)........    32.70    23.08    37.69      .19    12.56     8.67    31.70    (5.60)   26.08   15.05
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....      .91      .93      .93      .94      .98     1.02     1.03     1.12     1.14    1.16
 Net investment income
  to average net
  assets................     1.04     1.59     1.71     1.95     1.68     1.94     2.39     2.94     3.00    3.00
 Portfolio turnover.....    87.67    74.33    78.83    45.97    62.48    59.19    58.07    57.49    90.65   59.37
 Net assets, end of year
  ($000 omitted)........  996,880  663,925  488,948  380,592  314,647  244,870  201,614  147,730  124,111  89,858
 Average commission rate
  paid per share of
  security ($ omitted)..    .0349    .0331      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

          FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL SECURITIES FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL SECURITIES FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 58.48  $ 56.61  $ 53.96  $ 57.95  $ 44.75  $ 49.15  $ 44.60  $ 55.81  $ 50.49  $45.26
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .56      .53      .56      .44      .40      .61      .72     1.05      .67     .86
 Net realized and
  unrealized gain (loss)
  on investments(a).....     (.46)    3.72     4.89     1.23    14.53    (4.02)    4.60    (9.53)    0.32    8.98
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total From Investment
   Operations...........      .10     4.25     5.45     1.67    14.93    (3.41)    5.32    (8.48)    0.99    9.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income
  ......................     (.37)    (.31)    (.88)    (.04)    (.38)    (.68)    (.76)   (1.08)    (.89)   (.95)
 In excess of net
  investment income.....     (.27)    (.17)    (.23)    (.02)    (.23)     --       --       --       --      --
 Net realized gain on
  investments...........    (2.19)   (1.90)   (1.69)   (5.60)   (1.12)    (.31)    (.01)   (1.65)   (4.78)  (3.66)
 In excess of net real-
  ized gain on invest-
  ments.................    (1.06)     --       --       --       --       --       --       --       --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total Distributions...    (3.89)   (2.38)   (2.80)   (5.66)   (1.73)    (.99)    (.77)   (2.73)   (5.67)  (4.61)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 54.69  $ 58.48  $ 56.61  $ 53.96  $ 57.95  $ 44.75  $ 49.15  $ 44.60  $ 55.81  $50.49
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%)........      .26     7.63    10.20     4.86    33.48    (6.94)   11.99   (15.34)   22.24   22.05
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average
  assets................     1.26     1.30     1.30     1.30     1.38     1.45     1.49     1.50     1.50    1.50
 Operating expenses,
  gross, to average as-
  sets..................     1.26     1.31     1.31     1.33     1.42     1.47     1.49     1.50     1.54    1.50
 Net investment income
  to average net
  assets................      .91      .91      .97      .70      .82     1.37     1.68     2.28     1.54    1.60
 Portfolio turnover.....    73.54    42.43    42.96    72.23    60.22    48.93    52.46    68.89    57.16   43.50
 Net assets, end of year
  ($000 omitted)........  839,767  743,615  623,389  563,333  454,482  262,886  243,065  169,818  123,823  91,006
 Average commission rate
  paid per share of
  security ($ omitted)..    .0055    .0039      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.03 per share.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED BOND FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $  22.97  $  23.69  $  21.53  $  23.73  $  23.49  $  24.29  $  22.81  $  22.90  $  22.38  $  22.38
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      1.45       1.4      1.54      1.46      1.48      1.62      1.72      1.74      1.87      1.69
 Net realized and
  unrealized gain (loss)
  on investments........       .56      (.71)     2.18     (2.22)      .83      (.10)     1.61      (.09)       83      (.02)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operation............      2.01       .76      3.72      (.76)     2.31      1.52      3.33      1.65      2.70      1.67
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income..     (1.45)    (1.48)    (1.56)    (1.42)    (1.48)    (1.63)    (1.69)    (1.74)    (1.92)    (1.67)
 In excess of net
  investment income.....      (.02)      --        --        --       (.01)      --        --        --        --        --
 Net realized gain on
  investments...........       --        --        --        --       (.58)     (.69)     (.16)      --       (.26)      --
 In excess of net
  realized gain on
  investments...........      (.08)      --        --       (.02)      --        --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions...     (1.55)    (1.48)    (1.56)    (1.44)    (2.07)    (2.32)    (1.85)    (1.74)    (2.18)    (1.67)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR...................  $  23.43  $  22.97  $  23.69  $  21.53  $  23.73  $  23.49  $  24.29  $  22.81  $  22.90  $  22.38
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)........      9.09      3.43     17.76     (3.25)    10.02      6.57     15.29      7.58     12.52      7.67
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average
  assets................       .60       .61       .59       .56       .58       .62       .74       .88       .93       .93
 Operating expenses,
  gross, to average
  assets................       .60       .61       .59       .56       .58       .67       .74       .88       .93       .93
 Net investment income
  to average net
  assets................      6.35      6.46      6.69      6.57      6.13      6.79      7.38      7.89      8.16      7.48
 Portfolio turnover         172.43    138.98    135.85    153.21    177.74    228.37    130.96     94.88    195.14    197.15
 Net assets, end of year
  ($000 omitted)........   687,331   554,804   513,808   525,315   477,341   412,394   344,081   294,677   230,156   211,656
 Per share amount of
  fees waived
  ($ omitted)...........       --        --        --        --        --      .0115       --        --        --        --

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

         FINANCIAL HIGHLIGHTS OF THE VOLATILITY CONSTRAINED BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

VOLATILITY CONSTRAINED BOND FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 19.07  $ 19.21  $ 18.64  $ 19.78  $ 19.51  $ 20.33  $ 19.51  $ 19.37  $ 19.14  $ 19.21
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.07     1.09     1.21     1.15      .82     1.34     1.45     1.52     1.66     1.55
 Net realized and
  unrealized gain (loss)
  on investments........      .02     (.22)     .58    (1.16)     .45     (.88)     .80      .13      .30     (.10)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........     1.09      .87     1.79     (.01)    1.27      .46     2.25     1.65     1.96     1.45
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (1.10)   (1.01)   (1.22)   (1.13)    (.71)   (1.28)   (1.43)   (1.51)   (1.73)   (1.52)
 Net realized gain on
  investments...........      --       --       --       --       --       --       --       --       --       --
 Tax Return of capital..      --       --       --       --      (.29)     --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (1.10)   (1.01)   (1.22)   (1.13)   (1.00)   (1.28)   (1.43)   (1.51)   (1.73)   (1.52)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 19.06  $ 19.07  $ 19.21  $ 18.64  $ 19.78  $ 19.51  $ 20.33  $ 19.51  $ 19.37  $ 19.14
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........     5.90     4.66     9.89     (.02)    6.67     2.29    12.00     8.92    10.64     7.77
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....      .78      .76      .71      .67      .66      .68      .62      .62      .61      .59
 Net investment income
  to average net
  assets................     5.63     5.69     6.33     5.97     5.79     6.74     7.34     7.88     8.41     7.97
 Portfolio turnover.....   197.45   311.51   256.72   182.65   220.77   312.05   159.20   181.66   331.12   238.69
 Net assets, end of year
  ($000 omitted)........  172,976  163,197  181,881  195,007  225,672  292,909  293,603  240,887  214,745  234,095

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE MULTISTRATEGY BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

MULTISTRATEGY BOND FUND

                                  1997      1996      1995      1994     1993+
                                --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................  $  10.11  $  10.25  $   9.29  $  10.31  $ 10.00
                                --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERA-
 TIONS:
 Net investment income........       .60       .61       .65       .58      .46
 Net realized and unrealized
  gain (loss) on investments..       .33      (.12)      .97     (1.03)     .40
                                --------  --------  --------  --------  -------
  Total From Investment Opera-
   tions......................       .93       .49      1.62      (.45)     .86
                                --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:
 Net investment income........      (.60)     (.61)     (.66)     (.57)    (.46)
 In excess of net investment
  income......................      (.01)     (.01)      --        --       --
 Net realized gain on invest-
  ments.......................      (.17)     (.01)      --        --      (.08)
 In excess of net realized
  gain on investments.........       --        --        --        --      (.01)
                                --------  --------  --------  --------  -------
  Total Distributions.........      (.78)     (.63)     (.66)     (.57)    (.55)
                                --------  --------  --------  --------  -------
NET ASSET VALUE, END OF YEAR..  $  10.26  $  10.11  $  10.25  $   9.29  $ 10.31
                                ========  ========  ========  ========  =======
TOTAL RETURN (%)(a)...........      9.50      4.97     17.92     (4.35)    8.74
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average net assets (b)......       .80       .81       .85       .85      .85
 Operating expenses, gross, to
  average net assets (b)......       .83       .88       .89       .90     1.20
 Net investment income to av-
  erage net assets (b)........      5.93      6.19      6.61      6.26     5.60
 Portfolio turnover (b).......    263.75    145.38    142.26    136.39   188.95
 Net assets, end of year ($000
  omitted)....................   437,312   305,428   218,765   173,035   98,374

---------------------
 + For the period January 29, 1993 (commencement of operations) to December 31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

    THE PURPOSE OF THE FUNDS -- MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936, and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world -- in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in a fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans and other financial service organizations

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates.

  Although there is currently no required minimum investment in the Funds described in this Prospectus, the Funds were designed for investors making an aggregate investment of at least $100,000 in any combination of Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  With respect to certain Funds, the Agreement provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the applicable Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating an Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Trust's Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Funds' Liquidity
    Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services -- including objective-setting and asset-allocation technology, and money manager research and evaluation assistance -- that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Diversified Equity Fund, 0.78%; Special Growth Fund, 0.95%; Equity Income Fund, 0.80%; Quantitative Equity Fund, 0.78%; International Securities Fund, 0.95%; Diversified Bond Fund, 0.45%; Volatility Constrained Bond Fund, 0.50%; and Multistrategy Bond Fund, 0.65%. The fees of the Funds, other than the Diversified Bond and Volatility Constrained Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on the Fund's assets invested to the extent the Fund incurs management fees for investing a portion of its assets in the Trust's Money Market Fund.

  The Board has approved, subject to approval by the shareholders of the applicable Funds at a meeting to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement. Under the amendment, in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount up to 0.07% of each Fund's additional assets on an annualized basis.

  It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Funds will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waivers.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Diversified Equity Fund, 0.23%; Special Growth Fund, 0.40%;

Equity Income Fund, 0.19%; Quantitative Equity Fund, 0.19%; International Securities Fund, 0.39%, Diversified Bond Fund, 0.08%; Volatility Constrained Bond Fund, 0.17%; and Multistrategy Bond Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                          ANTICIPATED MAXIMUM
                            EQUITY      DEBT
           FUND            EXPOSURE   EXPOSURE               FOCUS
           ----           ----------- -------- ----------------------------------
Diversified Equity
 Fund...................    65-100%       35%  Income and capital growth
Special Growth Fund.....    65-100%       35%  Maximum total return
Equity Income Fund......    65-100%       35%  Current income
Quantitative Equity
 Fund...................       100%       --%  Total return
International Securities
 Fund...................    65-100%       35%  Total return
Diversified Bond Fund...        35%   65-100%  Current Income and Diversification
Volatility Constrained
 Bond Fund..............        35%   65-100%  Preservation of capital
Multistrategy Bond
 Fund...................         0%      100%  Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                            DIVERSIFIED EQUITY FUND

  Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. Diversified Equity Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                              SPECIAL GROWTH FUND

  Special Growth Fund's objective is to maximize total return primarily through capital appreciation and assuming a higher level of volatility than Diversified Equity Fund. Special Growth Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the company.

                              EQUITY INCOME FUND

  Equity Income Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity Income Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as the Special Growth Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                           QUANTITATIVE EQUITY FUND

  Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Quantitative Equity Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                         INTERNATIONAL SECURITIES FUND

  International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors. International Securities Fund attempts to achieve its objectives by investing primarily in the equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities issued by companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             DIVERSIFIED BOND FUND

  Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Trust's other Funds, this Fund seeks to provide shareholders with a diversification of Money Manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent borrowing arrangements between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality, and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money manager to be of at least equal credit quality to those designations.

                       VOLATILITY CONSTRAINED BOND FUND

  Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Fund's investments among securities denominated in the currencies of the US and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Fund's total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) US Government obligations; (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities; (c) obligations issued or guaranteed by supranational entities all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Board of Trustees of the Fund has concluded that it would be in the interests of the shareholders to reorganize the Fund into the Trust's Fixed Income II Fund, which is described in the Trust's Institutional Funds prospectus. A proposal will be submitted to the shareholders of the Fund at the 1998 Shareholder Meeting seeking approval of this reorganization.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment.

                            MULTISTRATEGY BOND FUND

  Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Multistrategy Bond Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Volatility Constrained Bond and Multistrategy Bond Funds may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Volatility Constrained Bond and Multistrategy Bond Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Volatility Constrained Bond and Multistrategy Bond Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Multistrategy Bond Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers securities rated BBB, to have some speculative characteristics. The Funds, other than Multistrategy Bond Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds invest primarily in equity securities. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may also invest in other types of equity securities, including preferred stocks.

FOREIGN DEBT SECURITIES

  Multistrategy Bond and International Securities Funds' portfolios may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Multistrategy Bond Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Funds will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Funds' investments, or anticipated investments, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Risk Considerations -- Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

INTEREST RATE SWAPS

  Volatility Constrained Bond and Multistrategy Bond Funds may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

OTHER DEBT SECURITIES

  Multistrategy Bond Fund may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Multistrategy Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                            VOLATILITY
                          DIVERSIFIED SPECIAL EQUITY QUANTITATIVE INTERNATIONAL DIVERSIFIED CONSTRAINED MULTISTRATEGY
   TYPE OF PORTFOLIO        EQUITY    GROWTH  INCOME    EQUITY     SECURITIES      BOND        BOND         BOND
        SECURITY             FUND      FUND    FUND      FUND         FUND         FUND        FUND         FUND
   -----------------      ----------- ------- ------ ------------ ------------- ----------- ----------- -------------
Common stocks...........        X         X      X         X             X
Common stock equivalents
 (warrants).............        X         X      X         X             X
Common stock equivalents
 (options)..............        X         X      X         X             X
Common stock equivalents
 (convertible debt
 securities)............        X         X      X         X             X
Common stock equivalents
 (depository receipts)..
Preferred stocks........        X         X      X         X             X
Equity derivative secu-
 rities.................        X         X      X         X             X
Debt securities (below
 investment grade or
 junk bonds)............                                                                                       X
US government securi-
 ties...................        X         X      X         X             X            X           X            X
Municipal obligations...                                                                                       X
Foreign securities......                                                 X                                     X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                            VOLATILITY
                          DIVERSIFIED SPECIAL EQUITY QUANTITATIVE INTERNATIONAL DIVERSIFIED CONSTRAINED MULTISTRATEGY
                            EQUITY    GROWTH  INCOME    EQUITY     SECURITIES      BOND        BOND         BOND
    TYPE OF PRACTICE         FUND      FUND    FUND      FUND         FUND         FUND        FUND         FUND
    ----------------      ----------- ------- ------ ------------ ------------- ----------- ----------- -------------
Cash reserves...........        X         X      X         X             X            X           X            X
Repurchase agree-
 ments(1)...............        X         X      X         X             X            X           X            X
When-issued and forward
 commitment securities..        X         X      X         X             X            X           X            X
Reverse repurchase
 agreements ............        X         X      X         X             X            X           X            X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............        X         X      X         X             X            X           X            X
Illiquid securities
 (limited to 15% of a
 Fund's net assets).....        X         X      X         X             X            X           X            X
Forward currency
 contracts(2)...........                                                 X            X           X            X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........        X         X      X         X             X            X           X            X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........        X         X      X         X             X            X           X            X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........        X         X      X         X             X            X           X            X
Liquidity portfolios....        X         X      X         X             X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International Securities, Diversified Bond, Volatility Constrained and Multistrategy Bond Funds may not invest more than 33% of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objectives or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  Variable and Floating Rate Securities. The Multistrategy Bond Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular (i.e., daily, monthly, annually, etc.) or event based (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates which represent interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Volatility Constrained Bond Fund and Multistrategy Bond Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Volatility Constrained Bond Fund and Multistrategy Bond Fund.

  High Risk Bonds. The Multistrategy Bond Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While the debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Multistrategy Bond Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holdings in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 5% of its total assets. The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholder Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by shareholders, this limit would be increased to up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not give significant weight to attempting to realize long term rather than short term capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerages and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

     DECLARED                    PAYABLE                             FUNDS
     --------                    -------                             -----
Monthly............ Early in the following month       Diversified Bond, Volatility
                                                       Constrained Bond and
                                                       Multistrategy Bond Funds

Quarterly.......... Mid: April, July, October and      Diversified Equity, Special
                    December                           Growth, Equity Income and
                                                       Quantitative Equity Funds

Annually........... Mid-December                       International Securities Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions of net capital gains realized during the period from November 1 through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet certain other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a non-taxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gain dividends and 20% capital gain distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against Diversified Bond, Volatility
    Constrained Bond, Multistrategy Bond and/or International Securities
    Fund;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Diversified Bond, Volatility Constrained Bond and
    Multistrategy Bond Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Funds' shares, held for six months or less, will be disallowed to the extent of exempt-interest dividends (described below) paid with respect to shares. Any loss not disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may publish their total return and average annual total return, and, in the case of certain Funds, current yield, in advertisements and investor communications. Total return information generally will include a Fund's average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of each of the Funds are as follows:

                         1 YEAR ENDED 5 YEARS ENDED 10 YEARS ENDED INCEPTION TO
                           DEC. 31,   DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997
                             1997     (ANNUALIZED)   (ANNUALIZED)  (ANNUALIZED)
                         ------------ ------------- -------------- -------------
Diversified Equity......    31.32%       19.32%         16.97%        16.48%
Special Growth..........    28.77%       16.90%         15.57%        14.78%
Equity Income...........    33.59%       20.04%         17.34%        15.60%
Quantitative Equity.....    32.70%       20.46%         17.39%        15.40%
International Securi-
 ties...................      .26%       10.73%          8.16%        13.14%
Diversified Bond........     9.09%        7.18%          8.52%         8.82%
Volatility Constrained
 Bond...................     5.90%        5.37%          6.81%         6.81%
Multistrategy Bond......     9.50%        7.23%*

---------------------
*  From inception on January 29, 1993 to December 31, 1997.

  The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized -- The amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 31, 1997 for the Class S Shares of the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds were, respectively 5.88%, 5.39% and 5.63%.

  Each Fund may also advertise non-standardized performance information that is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class S Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. The money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Russell Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4, (787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts will not be accepted.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check will not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the

Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
------------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each shareholder,
  Tenants, Tenants in       exactly as the names appear in the account registration.
  Common
------------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian in
  accounts for minors)      his/her capacity as it appears in the account
                            registration.
------------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by the
                            corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within the
                            past 90 days, authorizing the signer to act.
------------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit Sharing Plan
                            If the name of the trustee(s) does not appear in the
                            account registration, please provide a copy of the trust
                            document certified within the last 60 days.
------------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the surviving
  shareholders whose        tenant(s).
  co-tenants are
  deceased
                            A certified copy of the death certificate must accompany
                            the request.

SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  In addition to offering Class S Shares, the Funds also offer beneficial interests in Class E Shares, which are described in a separate prospectus. Class E Shares are designed to meet different investor needs and are subject to a shareholder servicing fee. This fee may affect the performance of the Class E Shares. To obtain more information about Class E Shares, contact your Financial Intermediary, or write or telephone the Trust.

  At March 31, 1998, no one Shareholder could be deemed by the 1940 Act to "control" the Funds.

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors N.A., 45 Fremont Street, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                              EQUITY INCOME FUND

  Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201
N. Walnut Street, Wilmington, DE19801, is a wholly-owned subsidiary of Legg Mason, Inc.

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin S. Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theordore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Berstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                       VOLATILITY CONSTRAINED BOND FUND

  BlackRock Financial Management, 345 Park Ave., New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, P.O. Box 2910 Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- Each Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities of comparable quality to the Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Fund's cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Funds under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Agreements with FRIMCo

  FNMA -- Federal National Mortgage Association

  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Eight Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  REITs -- Real estate investment trusts

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell 1000(R) Index. The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission

  Shares -- The Class S Shares in the Funds described in this prospectus. Each Class S Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  US -- United States

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligation -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

DIVERSIFIED EQUITY
Alliance Capital Management L.P.
Barclays Global Fund
Investors, N.A.
Peachtree Asset Management
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Morgan Stanley Asset Management, Inc.
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation

SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP

EQUITY INCOME
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

QUANTITATIVE EQUITY
Barclays Global Fund Investors, N.A.
Franklin Portfolio Associates LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL SECURITIES
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Mastholm Asset Management, LLC
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

DIVERSIFIED BOND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

MULTISTRATEGY BOND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND
PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 787-7354
(800) Russel4
Washington (253) 627-7001

PROSPECTUS                                                       CLASS E SHARES

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class E Shares of ten Funds:

            Diversified Equity Fund               Emerging Markets Fund
            Special Growth Fund                   Real Estate Securities Fund
            Equity Income Fund                    Diversified Bond Fund
            Quantitative Equity Fund              Volatility Constrained Bond
            International Securities Fund         Fund
                                                  Multistrategy Bond Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class E Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. Although there is no specified minimum investment requirement for the Funds described in this Prospectus, the Funds are designed for investors with at least $100,000 to invest in any combination of Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus, in an allocated investment portfolio. Additionally, investors must qualify as Eligible Investors, as described in this Prospectus.

  ALL CLASS E SHARES OF FRANK RUSSELL INVESTMENT COMPANY FUNDS ARE AVAILABLE FOR PURCHASE, EXCEPT CLASS E SHARES OF THE VOLATILITY CONSTRAINED BOND FUND.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998, and supplemented June 15, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class E Shares of the Funds. These Funds also offer interests in another class of shares, the Class S Shares, through other prospectuses. For more information concerning Class S Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                         PROSPECTUS DATED MAY 1, 1998
                     AS SUPPLEMENTED THROUGH JUNE 15, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE
             GLOSSARY, WHICH BEGINS ON PAGE 46 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   4
Financial Highlights........................................................   5
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  13
Eligible Investors..........................................................  14
General Management of the Funds.............................................  15
Expenses of the Funds.......................................................  17
The Money Managers..........................................................  17
Investment Objectives, Policies and Practices...............................  18
Portfolio Transaction Policies..............................................  30
Dividends and Distributions.................................................  31
Taxes.......................................................................  32
Performance Information.....................................................  33
How Net Asset Value Is Determined...........................................  34
How to Purchase Shares......................................................  35
How to Redeem Shares........................................................  37
Additional Information......................................................  40
Money Manager Profiles......................................................  41
Glossary....................................................................  46

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  DIVERSIFIED EQUITY FUND -- Income and capital growth by investing principally in equity securities.

  SPECIAL GROWTH FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Diversified Equity Fund, by investing in equity securities.

  EQUITY INCOME FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.

  QUANTITATIVE EQUITY FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL SECURITIES FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  EMERGING MARKETS FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  REAL ESTATE SECURITIES FUND -- A high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

  DIVERSIFIED BOND FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  VOLATILITY CONSTRAINED BOND FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  MULTISTRATEGY BOND FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

   Diversified Equity.........$3,823,169
   Special Growth.............$4,018,843
   Equity Income..............$  590,638
   Quantitative Equity........$2,980,547

   International Securities... $1,579,206
   Real Estate Securities..... $  464,534
   Diversified Bond........... $3,639,154

  You may buy and sell Class E Shares of the Funds through an authorized Financial Intermediary. All Class E Shares are sold without a sales charge or commission. Class E Shares are not subject to Rule 12b-1 fees. Class E Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions.

  Also, foreign securities in which the Funds may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices," and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class E Shares of a Fund:

   MAXIMUM SALES     MAXIMUM SALES LOAD
   LOAD IMPOSED          IMPOSED ON          DEFERRED       REDEMPTION     EXCHANGE
   ON PURCHASES      REINVEST DIVIDENDS     SALES LOAD*        FEES          FEES
   -------------     ------------------     -----------     ----------     --------
       None                 None               None            None          None

---------------------
* If you purchase shares of the Funds, you will pay a shareholder servicing fee. This fee is 0.25% of your daily average net assets.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                      TOTAL FUND
                                                                                       OPERATING
                          MANAGEMENT FEE                           OTHER EXPENSES**   EXPENSES**
                              (NET OF      RULE 12B-1  SHAREHOLDER     (NET OF          (NET OF
                          REIMBURSEMENTS/ DISTRIBUTION  SERVICING  REIMBURSEMENTS/  REIMBURSEMENTS/
                             WAIVERS)        FEE**         FEE         WAIVERS)        WAIVERS)+
                          --------------- ------------ ----------- ---------------- ---------------
Diversified Equity
 Fund...................       0.78%         0.00%        0.25%         0.23%            1.26%
Special Growth Fund.....       0.95%         0.00%        0.25%         0.30%            1.50%
Equity Income Fund......       0.80%         0.00%        0.25%         0.31%            1.36%
Quantitative Equity
 Fund...................       0.78%         0.00%        0.25%         0.19%            1.22%
International Securities
 Fund...................       0.95%         0.00%        0.25%         0.40%            1.60%
Emerging Markets Fund...       1.20%         0.00%        0.25%         0.61%            2.06%
Real Estate Securities
 Fund...................       0.85%         0.00%        0.25%         0.29%            1.39%
Diversified Bond Fund...       0.45%         0.00%        0.25%         0.18%            0.88%
Volatility Constrained
 Bond Fund..............       0.50%         0.00%        0.25%         0.24%            0.99%
Multistrategy Bond
 Fund*..................       0.58%         0.00%        0.25%         0.22%            1.05%

---------------------
 + Investors purchasing Class E Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
 * FRIMCo has voluntarily agreed to waive a portion of its 0.65% management fee for the Multistrategy Bond Fund, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses other than 12b-1 fees, Shareholder Servicing Fees and certain other class-level expenses in excess of 0.80% of the Fund's average net assets on an annual basis. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waiver would be 1.12% of average net assets of Multistrategy Bond Fund.
** Restated to reflect changes to the Trust's Rule 12b-1 Plan and to its Transfer and Dividend Paying Agent agreement, which became effective May 18, 1998 and June 8, 1998, respectively.

  Because the Funds described in this Prospectus are designed for investors with an aggregate investment of at least $100,000, as described in the "Eligible Investors" section, beginning January 1, 1999, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $10,000 will be subject to an account maintenance fee equal to $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants;
(iii) accounts of trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates; and (iv) classes of accounts for which maintenance costs are absorbed by a third-party. Investors considering an investment of less than $10,000 in any Fund described in this prospectus may wish to consider investing in the Trust's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information see the Trust's LifePoints Funds Prospectus.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund expects that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                       EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1,000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Diversified Equity Fund.........................  $13     $40    $ 70     $158
Special Growth Fund.............................  $15     $47    $ 83     $189
Equity Income Fund..............................  $14     $43    $ 75     $171
Quantitative Equity Fund........................  $12     $38    $ 67     $153
International Securities Fund...................  $16     $50    $ 88     $201
Emerging Markets Fund...........................  $21     $65    $114     $259
Real Estate Securities Fund.....................  $14     $44    $ 77     $175
Diversified Bond Fund...........................  $ 9     $28    $ 49     $111
Volatility Constrained Bond Fund................  $10     $31    $ 55     $125
Multistrategy Bond Fund.........................  $11     $33    $ 58     $132

                             FINANCIAL HIGHLIGHTS

  Class E Shares of the Volatility Constrained Bond, MultiStrategy Bond and Emerging Markets Funds were not issued prior to December 31, 1997. Those Funds' financial statements and related notes thereto are incorporated herein by reference to the Statement of Additional Information and appear, along with the report of Coopers & Lybrand L.L.P., in those Funds' Annual Reports to shareholders. Funds' Annual Reports may be obtained without charge by writing to or calling the Investment Company as described on the first page of this prospectus. Financial Highlights' pages for those Funds named above described herein are included in the Statement of Additional Information. Such Financial Highlights do not reflect the Shareholder Service Fee imposed with respect to Class E Shares.

      FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED EQUITY FUND CLASS E SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED EQUITY FUND CLASS E SHARES

                                                                         1997+
                                                                         ------
NET ASSET VALUE, BEGINNING OF YEAR...................................... $45.55
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...........................................    .06
 Net realized and unrealized gain (loss) on investments.................   7.97
                                                                         ------
   Total Income From Investment Operations..............................   8.03
                                                                         ------
LESS DISTRIBUTIONS:
 Net investment income..................................................   (.06)
 In excess of net investment income.....................................   (.01)
 Net realized gain on investments.......................................  (9.83)
 In excess of net realized gain on investments..........................   (.04)
                                                                         ------
   Total Distributions..................................................  (9.94)
                                                                         ------
NET ASSET VALUE, END OF YEAR............................................ $43.64
                                                                         ======
TOTAL RETURN (%)(a).....................................................  15.99
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average net assets (b)..........................   1.63
 Net investment income (loss) to average net assets (b).................    .10
 Portfolio turnover (b)................................................. 114.11
 Net assets, end of year ($000 omitted).................................  2.839
 Avg. Commission rate paid per share of security ($ omitted)............  .0500

---------------------
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +  For the period May 27, 1997 (commencement of sales) to December 31, 1997.
(a) Total return represents performance for the period May 27, 1997 to December 31, 1997.
(b) The ratios for the period December 31, 1997 are annualized.

        FINANCIAL HIGHLIGHTS OF THE SPECIAL GROWTH FUND CLASS E SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

SPECIAL GROWTH FUND CLASS E SHARES

                                                              1997   1996+
                                                             ------  ------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $40.75  $43.48
                                                             ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............................   (.13)   (.02)
 Net realized and unrealized gain (loss) on investments.....  11.05    1.63
                                                             ------  ------
   Total Income From Investment Operations..................  10.92    1.61
                                                             ------  ------
LESS DISTRIBUTIONS:
 Net realized gain on investments...........................  (6.25)  (4.34)
                                                             ------  ------
   Total Distributions......................................  (6.25)  (4.34)
                                                             ======  ======
NET ASSET VALUE, END OF YEAR................................ $45.42  $40.75
                                                             ======  ======
TOTAL RETURN (%)............................................  27.90    4.04 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average net assets (b)..............   1.83    1.89
 Net investment income (loss) to average net assets (b).....   (.51)   (.38)
 Portfolio turnover (b).....................................  97.19  118.13
 Net assets, end of year ($000 omitted).....................  3,153     910
 Avg. Commission rate paid per share of security ($ omit-
  ted)......................................................  .0402   .0384

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +  For the period November 4, 1996 (commencement of sales) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

        FINANCIAL HIGHLIGHTS OF THE EQUITY INCOME FUND CLASS E SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY INCOME FUND CLASS E SHARES

                                                            1997     1996+
                                                           -------  -------
NET ASSET VALUE, BEGINNING OF YEAR........................ $ 40.22  $ 41.86
                                                           -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................     .32      .10
 Net realized and unrealized gain (loss) on investments...   12.20     2.39
                                                           -------  -------
   Total Income From Investment Operations................   12.52     2.49
                                                           -------  -------
LESS DISTRIBUTIONS:
 Net investment income....................................    (.07)    (.18)
 Net realized gain on investments.........................  (11.24)   (3.95)
                                                           -------  -------
   Total Distributions....................................  (11.31)   (4.13)
                                                           -------  -------
NET ASSET VALUE, END OF YEAR.............................. $ 41.43  $ 40.22
                                                           =======  =======
TOTAL RETURN (%)..........................................   32.68     6.23 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses to average net assets (b).............    1.74     1.77
 Net investment income to average net assets (b)..........     .77     1.50
 Portfolio turnover (b)...................................  139.33   106.40
 Net assets, end of year ($000 omitted)...................     338      122
 Avg. Commission rate paid per share of security ($ omit-
  ted)....................................................   .0410    .0441

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +  For the period November 4, 1996 (commencement of sales) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

     FINANCIAL HIGHLIGHTS OF THE QUANTITATIVE EQUITY FUND CLASS E SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

QUANTITATIVE EQUITY FUND CLASS E SHARES

                                                              1997   1996+
                                                             ------  ------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $33.05  $33.81
                                                             ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income......................................    .14     .05
 Net realized and unrealized gain (loss) on investments.....   9.95    1.87
                                                             ------  ------
   Total Income From Investment Operations..................  10.09    1.92
                                                             ------  ------
LESS DISTRIBUTIONS:
 Net investment income......................................   (.07)   (.08)
 Net realized gain on investments...........................  (6.27)  (2.60)
                                                             ------  ------
   Total Distributions......................................  (6.34)  (2.68)
                                                             ------  ------
NET ASSET VALUE, END OF YEAR................................ $36.80  $33.05
                                                             ======  ======
TOTAL RETURN (%)............................................  31.70    5.91 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses to average net assets (b)...............   1.59    1.65
 Net investment income to average net assets (b)............    .33     .81
 Portfolio turnover (b).....................................  87.67   74.33
 Net assets, end of year ($000 omitted).....................  2,344     322
 Avg. Commission rate paid per share of security ($ omit-
  ted)......................................................  .0349   .0331

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information.
 +  For the period November 4, 1996 (commencement of sales) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

   FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL SECURITIES FUND CLASS E SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL SECURITIES FUND CLASS E SHARES

                                                              1997   1996+
                                                             ------  ------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $58.47  $58.56
                                                             ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income......................................    .35    (.03)
 Net realized and unrealized gain (loss) on investments.....   (.64)   1.68
                                                             ------  ------
   Total Income From Investment Operations..................   (.29)   1.65
                                                             ------  ------
LESS DISTRIBUTIONS:
 Net investment income......................................   (.14)   (.27)
 In excess of net investment income.........................   (.15)   (.16)
 Net realized gain on investments...........................  (2.19)  (1.31)
 In excess of net realized gains on investments.............  (1.06)    --
                                                             ------  ------
   Total Distributions......................................  (3.54)  (1.74)
                                                             ------  ------
NET ASSET VALUE, END OF YEAR................................ $54.64  $58.47
                                                             ======  ======
TOTAL RETURN (%)............................................   (.41)   2.86 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average assets (b)..................   1.96    2.00
 Net investment income (loss) to average net assets (b).....    .19    (.61)
 Portfolio turnover (b).....................................  73.54   42.43
 Net assets, end of year ($000 omitted).....................  1,271     623
 Avg. Commission rate paid per share of security ($ omit-
  ted)......................................................  .0055   .0039

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +  For the period November 4, 1996 (commencement of sales) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

    FINANCIAL HIGHLIGHTS OF THE REAL ESTATE SECURITIES FUND CLASS E SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

REAL ESTATE SECURITIES FUND CLASS E SHARES

                                                              1997   1996+
                                                             ------  ------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $29.18  $26.67
                                                             ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income......................................   1.14     .24
 Net realized and unrealized gain (loss) on investments.....   3.95    3.85
                                                             ------  ------
   Total Income From Investment Operations..................   5.09    4.09
                                                             ------  ------
LESS DISTRIBUTIONS:
 Net investment income......................................  (1.04)   (.32)
 Net realized gain on investments...........................  (2.21)  (1.26)
                                                             ------  ------
   Total Distributions......................................  (3.25)  (1.58)
                                                             ------  ------
NET ASSET VALUE, END OF YEAR................................ $31.02  $29.18
                                                             ======  ======
TOTAL RETURN (%)............................................  18.20   15.75 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average net assets (b)..............   1.71    1.77
 Net investment income to average net assets (b)............   3.94    5.31
 Portfolio turnover (b).....................................  49.40   51.75
 Net assets, end of year ($000 omitted).....................    388     101
 Avg. Commission rate paid per share of security ($ omit-
  ted)......................................................  .0618   .0631

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +  For the period November 4, 1996 (commencement of sales) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

       FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED BOND FUND CLASS E SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED BOND FUND CLASS E SHARES

                                                             1997     1996+
                                                            -------  -------
NET ASSET VALUE, BEGINNING OF YEAR......................... $ 22.98  $ 23.16
                                                            -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................    1.22      .25
 Net realized and unrealized gain (loss) on investments....     .66     (.09)
                                                            -------  -------
   Total From Investment Operations........................    1.88      .16
                                                            -------  -------
LESS DISTRIBUTIONS:
 Net investment income.....................................    (.72)    (.34)
 In excess of net realized gain on investments.............    (.08)     --
                                                            -------  -------
   Total Distributions.....................................    (.80)    (.34)
                                                            -------  -------
NET ASSET VALUE, END OF YEAR............................... $ 24.06  $ 22.98
                                                            =======  =======
TOTAL RETURN (%)...........................................    8.35      .67 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average assets (b).................    1.29     1.31
 Net investment income to average net assets (b)...........    5.64     5.75
 Portfolio turnover (b)....................................  172.43   138.98
 Net assets, end of year ($000 omitted)....................   2,469      962

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +  For the period November 4, 1996 (commencement of sales) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in a fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans, and other financial service organizations;

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates.

  Although there is currently no required minimum investment in the Funds described in this Prospectus, the Funds were designed for investors making an aggregate investment of at least $100,000 in any combination of Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus.

  The Funds generally do not offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries who have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  With respect to certain Funds, the Agreement provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the applicable Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Trust's Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage the Funds' Liquidity
    Portfolios; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo, since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Diversified Equity Fund, 0.78%; Special Growth Fund, 0.95%; Equity Income Fund, 0.80%; Quantitative Equity Fund, 0.78%; International Securities Fund, 0.95%; Emerging Markets Fund, 1.20%; Real Estate Securities Fund, 0.85%; Diversified Bond Fund, 0.45%; Volatility Constrained Bond Fund, 0.50%; and Multistrategy Bond Fund, 0.65%. The fees of the Funds, other than the Diversified Bond and Volatility Constrained Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on the Fund's assets to the extent the Fund incurs management fees for investing a portion of its assets in the Trust's Money Market Fund.

  The Board has approved, subject to the approval of the shareholders of the applicable Funds, which will be sought at a shareholder meeting expected to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement. Under the amendment in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount up to 0.07% of each Fund's additional assets on an annualized basis.

  It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Funds will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waivers.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class E Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses (excluding certain discounted Rule 12b-1 fees) are:

  . the management, transfer agent and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  . fees for independent auditing and legal services;

  . filing and registration fees payable to the SEC; and

  . shareholder servicing fees.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Diversified Equity Fund, 0.23%; Special Growth Fund, 0.40%; Equity Income Fund, 0.19%; Quantitative Equity Fund, 0.19%; International Securities Fund, 0.39%; Emerging Markets Fund, 0.68%; Real Estate Securities Fund, 0.29%; Diversified Bond Fund, 0.08%; Volatility Constrained Bond Fund, 0.17%; and Multistrategy Bond Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of investment securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                          ANTICIPATED MAXIMUM
                            EQUITY      DEBT
           FUND            EXPOSURE   EXPOSURE               FOCUS
           ----           ----------- --------               -----
Diversified Equity
 Fund...................    65-100%       35%  Income and capital growth
Special Growth Fund.....    65-100%       35%  Maximum total return
Equity Income Fund......    65-100%       35%  Current income
Quantitative Equity
 Fund...................       100%      -- %  Total return
International Securities
 Fund...................    65-100%       35%  Total return
Emerging Markets Fund...    65-100%       35%  Maximum total return
Real Estate Securities
 Fund...................    65-100%       35%  Total return
Diversified Bond Fund...        35%   65-100%  Current Income and Diversification
Volatility Constrained
 Bond Fund..............        35%   65-100%  Preservation of capital
Multistrategy Bond
 Fund...................       -- %      100%  Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                            DIVERSIFIED EQUITY FUND

  Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. Diversified Equity Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                              SPECIAL GROWTH FUND

  Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Diversified Equity Fund. Special Growth Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the company.

                              EQUITY INCOME FUND

  Equity Income Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity Income Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as Special Growth Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                           QUANTITATIVE EQUITY FUND

  Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Quantitative Equity Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                         INTERNATIONAL SECURITIES FUND

  International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors. International Securities Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             EMERGING MARKETS FUND

  Emerging Markets Fund's objective is to seek to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets (these companies are referred to as "Emerging Market Companies"). For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that the World Bank or the United Nations would consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

  The Fund may not invest in all emerging markets at all times. Lack of adequate custody arrangements or current legal requirements make investing in some developing markets unfeasible. In the future, the Fund's money managers may determine, based on information then available, to expand the emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

  The Fund may invest in common and preferred stocks of Emerging Market Companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, and American Depository Receipts and European Depository Receipts ("Depository Receipts"). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest in fixed-income securities, including instruments issued by Emerging Market Companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

  Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in those markets solely or primarily through governmental authorized investment vehicles. For more information on risks, see "Risk Considerations."

                          REAL ESTATE SECURITIES FUND

  Real Estate Securities Fund's objective is to seek to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of companies in the real estate industry.

  Except for temporary defensive purposes, the Fund will only invest in real estate related securities. These include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies. These may include shares of real estate investment trusts ("REITs"), partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. The Fund may invest up to 35% of its total assets in other debt securities of real estate companies. For information on risks, see "Risk Considerations."

  The Fund will attempt to be fully invested at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                             DIVERSIFIED BOND FUND

  Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Trust's other Funds, this Fund seeks to provide shareholders with a diversification of Money Manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money manager to be of at least equal credit quality to those designations.

                       VOLATILITY CONSTRAINED BOND FUND

  Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Fund's investments among securities denominated in the currencies of the United States and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Fund's total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) US Government securities; (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities; (c) obligations issued or guaranteed by supranational entities all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment.

  The Board of Trustees of the Fund has concluded that it would be in the interests of the shareholders to reorganize the Fund into the Trust's Fixed Income II Fund, which is described in the Trust's Institutional Funds prospectus. A proposal will be submitted to the shareholders of the Fund at the 1998 Shareholder Meeting seeking approval of this reorganization. For more information on risks, see "Risk Considerations."

                            MULTISTRATEGY BOND FUND

  Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Multistrategy Bond Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Volatility Constrained Bond and Multistrategy Bond Funds may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Volatility Constrained Bond and Multistrategy Bond Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Volatility Constrained Bond and Multistrategy Bond Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Emerging Markets and Multistrategy Bond Funds, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers securities rated BBB, to have some speculative characteristics. The Funds, other than Emerging Markets and Multistrategy Bond Funds, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

DEPOSITORY RECEIPTS

  Emerging Markets Fund may invest in Depository Receipts. These are securities traded in the United States that are typically issued in connection with a US or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

EQUITY SECURITIES

  Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds invest primarily in equity securities. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may also invest in other types of equity securities, including preferred stocks.

FOREIGN DEBT SECURITIES

  Multistrategy Bond, Emerging Markets and International Securities Funds' portfolios may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The

Multistrategy Bond Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Funds will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Funds' investments, or anticipated investments, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Risk Considerations--Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Funds to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt--bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

INTEREST RATE SWAPS

  Volatility Constrained Bond and Multistrategy Bond Funds may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for Emerging Markets Fund to invest in certain markets. To access these markets, the Fund may invest up to 10% of its total assets in the shares of other investment companies. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. Emerging Markets Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund.
See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  Volatility Constrained Bond and Multistrategy Bond Funds may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Multistrategy Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                   REAL                             MULTI-
    TYPE OF                  SPECIAL EQUITY              INTERNATIONAL EMERGING   ESTATE               VOLATILITY  STRATEGY
   PORTFOLIO     DIVERSIFIED GROWTH  INCOME QUANTITATIVE  SECURITIES   MARKETS  SECURITIES DIVERSIFIED CONSTRAINED   BOND
    SECURITY     EQUITY FUND  FUND    FUND  EQUITY FUND      FUND        FUND      FUND     BOND FUND   BOND FUND    FUND
   ---------     ----------- ------- ------ ------------ ------------- -------- ---------- ----------- ----------- --------
Common stocks...       X         X      X         X             X          X
Common stock
 equivalents
 (warrants).....       X         X      X         X             X          X         X
Common stock
 equivalents
 (options) .....       X         X      X         X             X          X         X
Common stock
 equivalents
 (convertible
 debt
 securities)....       X         X      X         X             X          X         X
Common stock
 equivalents
 (depository
 receipts)......                                                X          X
Preferred
 stocks.........       X         X      X         X             X          X
Equity deriva-
 tive securi-
 ties...........       X         X      X         X             X          X
Debt securities
 (below invest-
 ment grade or
 junk bonds)....                                                           X                                           X
US government
 securities.....       X         X      X         X             X          X         X           X           X         X
Municipal obli-
 gations........                                                                                                       X
Investment com-
 pany securi-
 ties...........       X         X      X         X             X          X         X           X           X         X
Foreign securi-
 ties...........                                                X          X                                           X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                    REAL                             MULTI-
                              SPECIAL EQUITY              INTERNATIONAL EMERGING   ESTATE               VOLATILITY  STRATEGY
                  DIVERSIFIED GROWTH  INCOME QUANTITATIVE  SECURITIES   MARKETS  SECURITIES DIVERSIFIED CONSTRAINED   BOND
TYPE OF PRACTICE  EQUITY FUND  FUND    FUND  EQUITY FUND      FUND        FUND      FUND     BOND FUND   BOND FUND    FUND
----------------  ----------- ------- ------ ------------ ------------- -------- ---------- ----------- ----------- --------
Cash reserves...        X         X      X         X             X          X         X           X           X         X
Repurchase
 agreements
 (1)............        X         X      X         X             X          X         X           X           X         X
When-issued and
 forward
 commitment
 securities.....        X         X      X         X             X          X         X           X           X         X
Reverse repur-
 chase agree-
 ments..........        X         X      X         X             X          X         X           X           X         X
Lending
 portfolio
 securities, not
 to exceed 33
 1/3% of total
 Fund assets....        X         X      X         X             X          X         X           X           X         X
Illiquid securi-
 ties (limited
 to 15% of a
 Fund's net as-
 sets)..........        X         X      X         X             X          X         X           X           X         X
Forward currency
 contracts (2)..                                                 X          X                     X           X         X
Write (sell)
 call and put
 options on se-
 curities, secu-
 rities indexes
 and foreign
 currencies
 (3)............        X         X      X         X             X          X         X           X           X         X
Purchase options
 on securities,
 securities
 indexes, and
 currencies (3)..       X         X      X         X             X          X         X           X           X         X
Interest rate
 futures con-
 tracts, stock
 index futures
 contracts, for-
 eign currency
 contracts and
 options on
 futures (4)....
Liquidity port-
 folios.........        X         X      X         X             X          X         X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) Emerging Markets, International Securities, Diversified Bond, Volatility Constrained and Multistrategy Bond Funds may not invest more than 33% of their assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets. Only the Multistrategy Bond Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  Concentration in Real Estate Industry. Real Estate Securities Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund is subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  In addition, equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage REITs may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass through of income under the Code or to maintain their exemption from the 1940 Act.

  Variable and Floating Rate Securities. The Multistrategy Bond Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular (i.e., daily, monthly, annually, etc.) or event based (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Volatility Constrained Bond Fund and Multistrategy Bond Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Volatility Constrained Bond Fund and Multistrategy Bond Fund.

  High Risk Bonds. Emerging Markets Fund may invest up to 5%, and Multistrategy Bond Fund may invest up to 25%, of their total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Funds' money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Emerging Markets and Multistrategy Bond Funds' money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Funds' holdings in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 5% of its total assets. The Board has approved, subject to approval by shareholders of the respective Funds at the 1998 Shareholder Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by the shareholders, this limit would be increased up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not give significant weight to attempting to realize long-term rather than short-term, capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes that the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

 DECLARED                          PAYABLE                            FUNDS
 --------                          -------                            -----
 Monthly............. Early in the following month       Diversified Bond, Volatility
                                                         Constrained Bond and
                                                         Multistrategy Bond Funds

 Quarterly........... Mid: April, July, October and      Diversified Equity, Special
                      December                           Growth, Equity Income,
                                                         Quantitative Equity and Real
                                                         Estate Securities Funds

 Annually............ Mid-December                       International Securities and
                                                         Emerging Markets Funds

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. The Emerging Markets Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of: ordinary income dividends, 28% capital gain dividends and 20% capital gain distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International Securities Diversified
    Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Diversified Bond, Volatility Constrained Bond and
    Multistrategy Bond Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Diversified Equity, Special Growth, Equity Income, Quantitative Equity and Real Estate Securities Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividend so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for Class E shares of each of the Funds are as follows:

                                                         5 YEARS*    10 YEARS*
                                              1 YEAR*     ENDED        ENDED
                                               ENDED     DEC. 31,     DEC. 31,
                                              DEC. 31,     1997         1997
                                                1997   (ANNUALIZED) (ANNUALIZED)
                                              -------- ------------ ------------
Diversified Equity...........................  30.75%     19.22%       16.92%
Special Growth...............................  27.90%     16.72%       15.48%
Equity Income................................  32.68%     19.85%       17.25%
Quantitative Equity..........................  31.70%     20.25%       17.29%
International Securities.....................  (0.41%)    10.55%        8.07%
Real Estate Securities.......................  18.20%     17.65%       13.92%**
Diversified Bond.............................   8.35%      7.01%        8.43%

---------------------
 * Effective May 18, 1998, these Funds do not charge a 0.40% distribution fee which reduced performance results prior to that date. The results shown have not been reduced to reflect the effect of the elimination of this fee.
** From inception on July 28, 1989 to December 31, 1997.

  The Diversified Bond Fund also may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized--the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yield for year ended December 31, 1997 for the Class E Shares of the Diversified Bond was 5.16%.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class E Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class E Shares, less liabilities attributable to the Class E Shares, by the number of Class E Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. The money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Russell Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4, (787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

SHAREHOLDER SERVICES PLAN

  The Trust has adopted a Shareholder Services Plan (the "Services Plan"). Under the Services Plan, the Trust may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that have entered into a Shareholder Services Agreement with the distributor ("Servicing Agents"). Payments under the Services Plan are calculated daily and paid quarterly by the Trust at an annual rate of 0.25% of the average daily net assets of a Fund's Class E Shares.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts will not be accepted.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) to Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check will not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants in       shareholder, exactly as the names appear in the
  Common                    account registration.
--------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian
  accounts for minors)      in his/her capacity as it appears in the account
                            registration.
--------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by
                            the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within
                            the past 90 days, authorizing the signer to act.
--------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit Sharing Plan
                            If the name of the trustee(s) does not appear in the
                            account registration, please provide a copy of the
                            trust document certified within the last 60 days.
--------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the surviving
  shareholders whose        tenant(s).
  co-tenants are deceased   A certified copy of the death certificate must
                            accompany the request.


SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  In addition to offering Class E Shares, the Funds also offer beneficial interests in Class S Shares, which are described in a separate prospectus. Class S Shares are designed to meet different investor needs and are not subject to a Rule 12b-1 distribution fee. To obtain more information about Class S Shares, contact your Financial Intermediary, or write or telephone the Trust.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to "control" the Funds listed after their names because they own more than 25% of the voting shares of the Funds: Huntington National Bank--Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Real Estate Securities and Diversified Bond Funds, Class E.

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors N. A., 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                              EQUITY INCOME FUND

  Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201
N. Walnut Street, Wilmington, DE 19801, is a wholly owned subsidiary of Legg Mason, Inc.

  Equinox Capital Management N.A., Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd. 21 Knights Bridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers, Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franking Street, Boston, MA 02110-2803, is a wholly owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                       VOLATILITY CONSTRAINED BOND FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, a wholly owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management, Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One CitiCorp. Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by the Funds) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Fund's cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund's under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Agreements with FRIMCo.

  Fluctuating Funds -- The Funds offered by this Prospectus.

  FNMA -- Federal National Mortgage Association.

  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Ten Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

  REITs -- Real estate investment trusts.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  Russell 1000(R) Index -- The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Servicing Agents -- Entities who provide ongoing personal services to shareholders of the Funds (i.e., recordkeeping). Servicing Agents perform these services under contract with the Funds' distributor.

  Shares -- The Class E Shares in the Funds described in this prospectus. Each Class E Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

DIVERSIFIED EQUITY
Alliance Capital Management L.P.
Barclays Global Fund Advisors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Morgan Stanley Asset Management, Inc.
Peachtree Asset Management
Schneider Capital Management
Suffolk Capital Management
Trinity Investment Management Corporation

SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP

EQUITY INCOME
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

QUANTITATIVE EQUITY
Barclays Global Advisors, N.A.
Franklin Portfolio Associates LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL SECURITIES
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

EMERGING MARKETS
Genesis Asset Managers, Ltd.
J.P. Morgan Investment Management, Inc.
Montgomery Asset Management, LLC

REAL ESTATE SECURITIES
Cohen & Steers Capital Management
AEW Capital Management L.P.

DIVERSIFIED BOND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management

MULTISTRATEGY BOND
BEA Associates, Inc.
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) RUSSEL4
(800) 787-3754
In Washington (253) 627-7001

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of seven Funds:

            Real Estate Securities Fund           Money Market Fund
            Emerging Markets Fund                 US Government Money Market
            Equity T Fund                         Fund
            Limited Volatility Tax Free Fund      Tax Free Money Market Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. Although there is no specified minimum investment in the Funds described in this Prospectus, these Funds are designed to be used as part of an allocated investment portfolio in combination with Funds described in the Trust's Russell Funds Prospectus or Institutional Funds Prospectus. Investments in the Funds described in this Prospectus will be applied toward any applicable minimum initial investment requirements with respect to other Funds. Additionally, investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTMENTS IN MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND, US GOVERNMENT MONEY MARKET FUND AND TAX FREE MONEY MARKET FUND (TOGETHER, THE "MONEY MARKET FUNDS") WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998 and supplemented June 15, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. Two Funds -- Real Estate Securities Fund and Emerging Markets Fund -- also offer interests in another class of shares, the Class E Shares, through another prospectus. For more information concerning Class E Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                         PROSPECTUS DATED MAY 1, 1998
                         AS SUPPLEMENTED JUNE 15, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE
             GLOSSARY, WHICH BEGINS ON PAGE 42 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   5
Financial Highlights........................................................   7
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  14
Eligible Investors..........................................................  15
General Management of the Funds.............................................  16
Expenses of the Funds.......................................................  18
The Money Managers..........................................................  18
Investment Objectives, Policies and Practices...............................  19
Portfolio Transaction Policies..............................................  29
Dividends and Distributions.................................................  29
Taxes.......................................................................  30
Performance Information.....................................................  32
How Net Asset Value Is Determined...........................................  33
How to Purchase Shares......................................................  34
How to Redeem Shares........................................................  37
Additional Information......................................................  40
Money Manager Profiles......................................................  41
Glossary....................................................................  43

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  REAL ESTATE SECURITIES FUND -- A high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

  EMERGING MARKETS FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  EQUITY T FUND -- Capital growth on an after-tax basis by investing primarily in equity securities.

  LIMITED VOLATILITY TAX FREE FUND -- A high level of federal tax-exempt income consistent with the preservation of capital by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition.

  The Trust's Board of Trustees has approved, subject to the approval of the Fund's shareholders, changing the Limited Volatility Tax Free Fund's investment objective, as described in more detail under "Investment Objectives, Policies and Practices, Limited Volatility Tax Free Fund."

  MONEY MARKET FUND -- Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in short-term, high-grade, money market instruments.

  US GOVERNMENT MONEY MARKET FUND -- Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations.

  TAX FREE MONEY MARKET FUND -- Maximum current income exempt from federal income tax consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing in short-term municipal obligations. See "Investment Objectives, Policies and Practices."

  The Trust's Fund had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

   Real Estate Securities..  $654,494,526
   Emerging Markets........  $396,931,227
   Equity T................  $161,655,014
   Limited Volatility Tax
    Free...................  $103,089,120

   Money Market............ $236,323,157
   US Government Money
    Market................. $124,910,005
   Tax Free Money Market... $167,923,946

  All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which Emerging Markets Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

   MAXIMUM SALES       MAXIMUM SALES
   LOAD IMPOSED       LOAD IMPOSED ON       DEFERRED     REDEMPTION     EXCHANGE
   ON PURCHASES     REINVESTED DIVIDENDS   SALES LOAD      FEES +         FEES
   -------------    --------------------   ----------    ----------     --------
       None                 None              None      Equity T Fund     None

---------------------
+ Equity T Fund only: When shares of the Equity T Fund are redeemed, a redemption fee, calculated at 1% of the net asset value of the shares redeemed, will be imposed. Your redemption proceeds are accordingly reduced. The proceeds of this fee are retained by the Fund to offset tax consequences to the Fund that result from the redemption of Fund shares.

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                  TOTAL FUND
                                    MANAGEMENT OTHER EXPENSES#    OPERATING
                                     FEE (NET      (AFTER      EXPENSES# (AFTER
                                      OF FEE    REIMBURSEMENT   REIMBURSEMENT,
                                     WAIVERS)   UNLESS NOTED)   UNLESS NOTED)+
                                    ---------- --------------- ----------------
Real Estate Securities Fund.......    0.85%         0.25%           1.10%
Emerging Markets Fund.............    1.20%         0.61%           1.81%
Equity T Fund*....................    0.68%         0.32%           1.00%
Limited Volatility Tax Free
 Fund**...........................    0.50%         0.21%           0.71%
Money Market Fund*................    0.10%         0.06%           0.16%
US Government Money Market Fund*..    0.03%         0.27%           0.30%
Tax Free Money Market Fund*.......    0.15%         0.13%           0.28%

---------------------
 + Investors purchasing Class S Shares of the fund through a financial intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
 # Restated to reflect changes to the Trust's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.
 * FRIMCo has voluntarily agreed to waive a portion of its 0.75% management fee for the Equity T Fund, up to the full amount of that fee, for all fund expenses that exceed 1.00% of the average daily net assets on an annual basis. FRIMCo has voluntarily agreed to waive a portion of its 0.25% management fee for the US Government Money Market Fund, up to the full amount of that fee, for all expenses that exceed 0.30% of the average daily net assets on an annual basis. Additionally, FRIMCo has voluntarily agreed to waive 0.15% of its 0.25%, and 0.10% of its 0.25% management fee for the Money Market Fund, and the Tax Free Money Market Fund, respectively. The waiver for each respective fund is intended to be in effect for the current fiscal year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waivers would be 1.07%, 0.31%, 0.52% and 0.38% of average net assets of the Equity T Fund, Money Market Fund, US Government Money Market Fund and Tax Free Money Market Fund, respectively.
** The Board of Trustees has approved, subject to shareholder approval, which will be sought at a shareholder meeting expected to be held during 1998, reducing the management fee to 0.35%.

  Beginning January 1, 1999, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $5,000, except Equity T Fund and any of the three Money Market Funds, will be subject to an account maintenance fee of $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants; (iii) accounts held by trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates; and (iv) classes of accounts for which maintenance costs are absorbed by a third-party. Investors considering an investment of less than $5,000 in any Fund described in this Prospectus may wish to consider investing in the Trust's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information see the Trust's LifePoints Funds Prospectus.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's assets and share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1,000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Real Estate Securities Fund.....................  $11     $35    $ 61     $138
Emerging Markets Fund...........................  $18     $57    $100     $228
Equity T Fund +.................................  $20     $63    $111     $252
Limited Volatility Tax Free Fund................  $ 7     $22    $ 39     $ 89
Money Market Fund...............................  $ 2     $ 5    $  9     $ 20
US Government Money Market Fund.................  $ 4     $12    $ 22     $ 49
Tax Free Money Market Fund......................  $ 3     $ 9    $ 15     $ 35

---------------------
+ You would pay the following expenses on an investment in Equity T Fund, assuming no redemption: 1 year -- $10, 3 years -- $32, 5 years -- $55 and 10 years -- $126.

           FINANCIAL HIGHLIGHTS OF THE REAL ESTATE SECURITIES FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

REAL ESTATE SECURITIES FUND

                           1997     1996     1995     1994     1993     1992    1991    1990    1989
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 29.19  $ 23.51  $ 22.53  $ 22.76  $ 21.50  $19.33  $14.99  $19.31  $20.00
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.36     1.39     1.32     1.25     1.05    1.08    1.11    1.30     .42
 Net realized and
  unrealized gain (loss)
  on investments........     3.93     6.89     1.03      .40     2.68    2.16    4.36   (4.30)   (.73)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
  Total From Investment
   Operations...........     5.29     8.28     2.35     1.65     3.73    3.24    5.47   (3.00)   (.31)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (1.41)   (1.34)   (1.35)   (1.23)   (1.04)  (1.07)  (1.13)  (1.32)   (.38)
 Net realized gain on
  investments...........    (2.21)   (1.26)     --      (.45)   (1.43)    --      --      --      --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.20)     --      --      --      --      --
 Tax return of capital..      --       --      (.02)     --       --      --      --      --      --
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
  Total Distributions...    (3.62)   (2.60)   (1.37)   (1.88)   (2.47)  (1.07)  (1.13)  (1.32)   (.38)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 30.86  $ 29.19  $ 23.51  $ 22.53  $ 22.76  $21.50  $19.33  $14.99  $19.31
                          =======  =======  =======  =======  =======  ======  ======  ======  ======
TOTAL RETURN (%)(a).....    18.99    36.81    10.87     7.24    17.42   17.29   37.08  (15.92)  (1.57)
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, to
  average net assets
  (b)...................     1.02     1.04     1.04     1.05     1.11    1.20    1.31    1.60     .32
 Net investment income
  to average net
  assets (b)............     4.57     5.64     6.10     5.65     4.52    5.60    6.50    8.94    6.90
 Portfolio turnover
  (b)...................    49.40    51.75    23.49    45.84    58.38   19.72   13.28   12.11    8.74
 Net assets, end of year
  ($000 omitted)........  615,483  445,619  290,990  209,208  145,167  75,902  42,771  20,845   7,699
 Average commission rate
  paid per share of
  security ($ omitted)..    .0618    .0631      N/A      N/A      N/A     N/A     N/A     N/A     N/A

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 ++ For the period July 28, 1989 (commencement of operations) to December 31,
    1989.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1989 are annualized.

              FINANCIAL HIGHLIGHTS OF THE EMERGING MARKETS FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EMERGING MARKETS FUND

                                      1997     1996     1995     1994     1993
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF
 YEAR..............................  $ 12.35   $11.16   $12.25   $13.90  $10.00
                                     -------  -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.............      .14      .10      .11      .15     .07
 Net realized and unrealized gain
  (loss) on investments............     (.56)    1.26    (1.12)   (1.24)   4.09
                                     -------  -------  -------  -------  ------
  Total From Investment Opera-
   tions...........................     (.42)    1.36    (1.01)   (1.09)   4.16
                                     -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income.............     (.05)    (.08)    (.03)    (.10)   (.07)
 In excess of net investment in-
  come.............................     (.09)    (.09)    (.02)    (.10)   (.01)
 Net realized gain on investments..      --       --       --      (.31)   (.18)
 In excess of net realized gain on
  investments......................      --       --      (.03)    (.05)    --
                                     -------  -------  -------  -------  ------
  Total Distributions..............     (.14)    (.17)    (.08)    (.56)   (.26)
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, END OF YEAR.......  $ 11.79   $12.35   $11.16   $12.25  $13.90
                                     =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(c).............    (3.45)   12.26    (8.21)   (5.83)  41.83
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)(c)............     1.64     1.71     1.75      .80     .80
 Operating expenses, gross, to av-
  erage net assets (b)(c)..........     1.64     1.72     1.80      .83    1.60
 Net investment income to average
  net assets (b)(c)................      .87      .77      .88     1.10    1.33
 Portfolio turnover (b)............    50.60    34.62    71.16    57.47   89.99
 Net assets, end of year ($000
  omitted)(d)......................  333,052  271,490  172,673  127,271  65,457
 Average commission rate paid per
  share of security ($
  omitted)(d)......................    .0012    .0007      N/A      N/A     N/A

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993, are annualized.
(c) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(d) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

         FINANCIAL HIGHLIGHTS OF THE LIMITED VOLATILITY TAX FREE FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

LIMITED VOLATILITY TAX FREE FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 21.02  $ 21.24  $ 20.48  $ 21.45  $ 21.03  $ 20.85  $ 20.49  $ 20.51  $ 20.41  $ 20.46
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .84      .85      .81      .86      .94     1.01     1.17     1.25     1.21     1.15
 Net realized and
  unrealized gain (loss)
  on investments........      .18     (.21)     .77     (.97)     .42      .18      .35     (.03)     .17     (.10)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........     1.02      .64     1.58     (.11)    1.36     1.19     1.52     1.22     1.38     1.05
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.84)    (.86)    (.82)    (.86)    (.94)   (1.01)   (1.16)   (1.24)   (1.28)   (1.10)
 In excess net
  investment income.....     (.01)
  Total Distributions...     (.85)    (.86)    (.82)    (.86)    (.94)   (1.01)   (1.16)   (1.24)   (1.28)   (1.10)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 21.19  $ 21.02  $ 21.24  $ 20.48  $ 21.45  $ 21.03  $ 20.85  $ 20.49  $ 20.51  $ 20.41
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........     4.92     3.07     7.81    (0.54)    6.58     5.85     7.64     6.12     6.95     5.23
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, to
  average net assets....      .71      .75      .74      .72      .75      .80      .84      .86      .74      .65
 Net investment income
  to average net
  assets................     3.99     4.02     3.91     4.14     4.40     4.89     5.68     6.06     5.64     5.50
 Portfolio turnover
  (a)...................    40.79    74.34    73.91    71.71    24.05    18.21   129.12    99.00    89.93    67.24
 Net assets, end of year
  ($000 omitted)........   83,076   66,344   63,838   48,975   51,211   38,399   26,173   23,553   25,657   38,151

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) Beginning in 1992, variable rate daily demand securities were excluded from the turnover calculation.

                FINANCIAL HIGHLIGHTS OF THE MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

MONEY MARKET FUND

                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0563    .0549    .0601    .0447    .0342    .0403    .0618    .0823    .0922    .0759
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..  (.0563)  (.0549)  (.0601)  (.0447)  (.0342)  (.0403)  (.0618)  (.0823)  (.0922)  (.0759)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    5.79     5.63     6.19     4.57     3.48     4.11     6.38     8.55     9.61     7.86
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets (a)........     .08      .05      .06      .05      .07      .08      .07      .07      .06      .06
 Operating expenses,
  gross, to average
  daily net assets (a)..     .30      .30      .26      .05      .07      .08      .07      .07      .06      .06
 Net investment income
  to average net assets
  (a)...................    5.65     5.49     6.01     4.49     3.38     4.04     6.13     8.29     9.31     7.59
 Net assets, end of year
  ($000 omitted)........ 926,283  496,932  533,643  502,302  415,998  347,464  316,426  226,339  145,550  116,369

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

         FINANCIAL HIGHLIGHTS OF THE US GOVERNMENT MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

US GOVERNMENT MONEY MARKET FUND

                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0545    .0526    .0580    .0380    .0284    .0347    .0573    .0773    .0861    .0693
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..  (.0545)  (.0526)  (.0580)  (.0380)  (.0284)  (.0347)  (.0573)  (.0773)  (.0861)  (.0693)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR................... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........    5.59     5.40     5.98     3.87     2.88     3.53     5.90     8.04     8.98     7.15
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets............     .20      .25      .32      .57      .49      .41      .38      .41      .42      .33
 Operating expenses,
  gross, to average
  daily net assets......     .41      .50      .51      .57      .49      .41      .38      .41      .42      .33
 Net investment income
  to average daily net
  assets................    5.44     5.27     5.82     3.91     2.85     3.47     5.74     7.69     8.69     6.94
 Net assets, end of year
  ($000 omitted)........ 187,412  239,725  149,941  112,077   95,410  153,976  182,747  191,623  108,073  131,333

---------------------
* See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE TAX FREE MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

TAX FREE MONEY MARKET FUND

                           1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                         --------  --------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $ 1.0000  $ 1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         --------  --------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..    .0355     .0329    .0370    .0279    .0251    .0304    .0473    .0582    .0623    .0508
                         --------  --------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..   (.0355)   (.0329)  (.0370)  (.0279)  (.0251)  (.0304)  (.0473)  (.0582)  (.0623)  (.0508)
                         --------  --------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR................... $ 1.0000  $ 1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         ========  ========  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....     3.61      3.35     3.76     2.83     2.55     3.09     4.84     5.99     6.42     5.24
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets............      .28       .42      .48      .40      .43      .45      .45      .45      .45      .43
 Operating expenses,
  gross, to average
  daily net assets......      .38       .42      .48      .40      .43      .45      .46      .52      .61      .50
 Net investment income
  to average daily net
  assets................     3.55      3.28     3.69     2.84     2.52     3.03     4.73     5.82     6.28     5.36
 Net assets, end of year
  ($000 omitted)........  130,725   102,207   78,000  100,819   68,154   73,203   61,288   59,892   30,873   39,165

---------------------
 * See notes to Financial Statements which appear in the Trust Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) Periods less than one year are not annualized.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY T FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY T FUND

                                                               1997     1996+
                                                             --------  -------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $  10.61  $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................      .08      .03
  Net realized and unrealized gain (loss) on investments....     3.28      .61
                                                             --------  -------
    Total Income From Investment Operations.................     3.36      .64
LESS DISTRIBUTIONS:
  Net investment income.....................................     (.07)    (.03)
                                                             --------  -------
NET ASSET VALUE, END OF YEAR................................ $  13.90  $ 10.61
                                                             ========  =======
TOTAL RETURN (%)(a)(c)......................................    31.73     6.10
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net assets (b)(c).....     1.00     1.00
  Operating expenses, gross, to average net assets (b)(c)...     1.08     2.83
  Net investment income to average net assets (b)(c)........      .92     1.62
  Portfolio turnover (b)....................................    39.23     8.86
  Net assets, end of year ($000 omitted)....................  109,735   19,931
  Average commission rate paid per share of security ($
   omitted).................................................    .0271    .0301

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 + For the period October 7, 1996 (commencement of operations) to December 31, 1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 7, 1996 (commencement of operations) to December 31, 1996 are annualized.
(c) Fund performance, operating expenses, and net investment income are reported net of investment management fees paid to the Manager or money managers, but gross of any investment services fees.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world -- in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both the investors' individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds, which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities over the past 50 years have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time, asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to an investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in a fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans, and other financial service organizations;

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates.

  Although there is currently no required minimum investment in the Funds described in this Prospectus, the Funds are designed to be used as part of an allocated investment portfolio in combination with Funds described in the Trust's Russell Funds Prospectus or Institutional Funds Prospectus. Investment in the Funds described in this Prospectus will be applied toward any applicable required minimum initial investment with respect to other Funds.

  The Funds generally do not offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries which have entered into Service Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  In the case of the Emerging Markets, Equity T and Money Market Funds, the Agreement provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of client assets invested in the Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage the Funds' Liquidity
    Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

    . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since 1989.

    . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
      January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

    . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since
      1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, Multistrategy Bond, and Emerging Markets Funds.

    . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since
      1994. From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

    . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
      1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis, and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services -- including objective-setting and asset-allocation technology, and money manager research and evaluation assistance -- that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Real Estate Securities Fund, 0.85%; Emerging Markets Fund, 1.20%; Equity T Fund, 0.75%; Limited Volatility Tax Free Fund, 0.50%; Money Market Fund, 0.25%; US Government Money Market Fund, 0.25%; and Tax Free Money Market Fund, 0.25%.

  The fees for Real Estate Securities and Emerging Markets Funds may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on assets invested in the Trust's Money Market Fund.

  The Board has approved, subject to approval by the shareholders of the applicable Funds at a meeting to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement. Under the amendment, in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount up to 0.07% of each Fund's additional assets on an annualized basis

  It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Funds will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waivers.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all the assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Real Estate Securities Fund, 0.29%; Emerging Markets Fund,

0.68%; Equity T Fund, 0.31%; Limited Volatility Tax Free Fund, 0.25%; Money Market Fund, 0.00%; US Government Money Market Fund, 0.00%; and Tax Free Money Market Fund, 0.10%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Equity T Fund is managed by J.P. Morgan Investment Management, Inc. ("Morgan"). The individual responsible for the management of the Fund is James
C. Weiss, who is a Vice President and Portfolio Manager in the US Structured Equity area. Mr. Weiss joined Morgan in 1992; prior to that, he was a stock index arbitrageur at Oppenheimer & Company.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo (except with respect to Money Market Fund and US Government Money Market Fund), nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                ANTICIPATED MAXIMUM
                                  EQUITY      DEBT
FUND                             EXPOSURE   EXPOSURE           FOCUS
----                            ----------- --------           -----
Real Estate Securities Fund....   65-100%      35%   Total return
Emerging Markets Fund..........   65-100%      35%   Maximum total return
Equity T Fund..................   65-100%      35%   Capital growth
Limited Volatility Tax Free
 Fund..........................       --%     100%   Federal tax-exempt income
Money Market Fund..............       --%     100%   Maximum current income
US Government Money Market
 Fund..........................       --%     100%   Maximum current income
Tax Free Money Market Fund.....       --%     100%   Maximum current income

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                          REAL ESTATE SECURITIES FUND

  Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of companies in the real estate industry.

  Except for temporary defensive purposes, the Fund will only invest in real estate related securities. These include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies. These may include shares of real estate investment trusts ("REITs"), partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. The Fund may invest up to 35% of its total assets in other debt securities of real estate companies. For information on risks, see "Risk Considerations."

  The Fund will attempt to be fully invested at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                             EMERGING MARKETS FUND

  Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets (these companies are referred to as "Emerging Market Companies"). For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that the World Bank or the United Nations would consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

  The Fund may not invest in all emerging markets at all times. Lack of adequate custody arrangements or current legal requirements make investing in some developing markets unfeasible. In the future, the Fund's money managers may determine, based on information then available, to expand the emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

  The Fund may invest in common and preferred stocks of Emerging Market Companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants and American Depository Receipts and European Depository Receipts ("Depository Receipts"). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest in fixed-income securities, including instruments issued by Emerging Market Companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

  Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in those markets solely or primarily through governmentally authorized investment vehicles. For information on risks, see "Risk Considerations."

                                 EQUITY T FUND

  Equity T Fund's objective is to provide capital growth on an after-tax basis by investing principally in equity securities.

  The Fund may invest in common and preferred stocks, rights and warrants, and convertible securities. Generally, the Fund seeks to invest primarily in domestic equity securities that the Fund's money manager believes to be undervalued on a long-term basis. To be fully exposed to the equity markets, the Fund may purchase S&P 500 Index futures contracts. These contracts may be considered to be derivative securities.

  Most stock mutual funds are managed to maximize pre-tax total return, without regard to the shareholder tax consequences of portfolio activity that may result in taxable distributions. In contrast, the Fund seeks to achieve its investment objective while minimizing shareholder tax consequences in connection with the Fund's portfolio investment income and realized capital gains. The Fund is designed for taxable investors who seek to minimize the impact of taxes on their investment returns by participating on a long-term basis in a broadly-diversified investment portfolio of equity securities. The Fund is not recommended for either short-term investors, or for assets that are already tax-deferred (such as assets held in IRAs and 401(k) plans).

  In pursuing the Fund's objective, the money manager utilizes distinct investment strategies and tax-efficient management techniques in an effort to minimize the impact of taxes on the Fund's shareholders. The Fund will attempt to limit short-term capital gains, and to minimize the realization of net long-term capital gains and subsequent distribution of such gains, to shareholders. While the Fund may sell portfolio securities whenever the money manager deems it appropriate, the Fund will typically buy stocks with the intention of holding the stocks for a period of time to qualify for the more favorable tax treatment (i.e., a long-term capital gain).

  When the money manager decides to sell a particular appreciated security, the manager will generally select for sale those share lots with the highest cost basis to minimize capital gains. The money manager will also sell securities in order to realize capital losses. These losses can be used to offset realized capital gains (whether long or short-term) and thereby reduce capital gains distributions to shareholders.

  The Fund intends to remain as fully invested as possible to enhance the potential for attractive total returns. While the Fund is permitted to invest its cash reserves in money market instruments, US government obligations and high-quality debt securities, the money manager will seek to be fully invested in equity securities.

  The Fund retains a redemption fee equal to 1% of the value of the shares redeemed from all redemptions (other than redemptions in kind). The redemption fee is intended to offset the potentially negative impact that redemptions can have on the Fund's portfolio strategy and to contain costs. The fee will indirectly help to offset tax costs that investors bear when the Fund is forced to realize capital gains as a result of shareholder redemptions or investment activity. By being paid directly to the Fund, the fee tends to be advantageous to long-term investors and disadvantageous to short-term investors.

                       LIMITED VOLATILITY TAX FREE FUND

  Limited Volatility Tax Free Fund's objective is to provide a high level of federal tax-exempt income consistent with the preservation of capital by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition. The Board has approved, subject to shareholder approval at the 1998 Shareholder Meeting, changing the Fund's investment objective to state that the Fund seeks to provide a high level of federal tax-exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities. In conjunction with these and other changes, the Fund also proposes to change its name to Tax Free Bond Fund. The Fund seeks to invest 100%, and will always invest not less than 80%, of its net assets in municipal obligations, including variable rate obligations.

  The Fund may purchase from financial institutions (such as banks and insurance companies) participation interests in variable rate obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank or insurance policy of an insurance company that the money manager concludes meets the Fund's quality standards. The Fund may sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after 30 days' notice, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise its right to demand payment only on (i) a default under the terms of the municipal obligations,
(ii) when necessary to provide liquidity to meet redemptions, or (iii) to maintain the required portfolio quality.

  The Fund may purchase municipal obligations with a "put" or "standby commitment." A put or "standby commitment" obligates the seller to buy the underlying municipal obligation from the Fund at an agreed upon price and time. If the seller does not honor the put or standby commitment for financial reasons, the Fund may be a general creditor of the seller.

  For information on risks, see "Risk Considerations."

                               MONEY MARKET FUND

  Money Market Fund's objectives are to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in short-term, high-grade money market instruments.

  The instruments in which the Fund invests include (1) US government obligations; (2) instruments of US and foreign banks and branches ("bank instruments"); (3) commercial paper of US and foreign companies; (4) corporate obligations; (5) variable amount master demand notes; and (6) US government securities which are subject to repurchase agreements, provided that the Fund will not invest in repurchase agreements maturing in more than seven days if, as a result thereof, such repurchase agreements, together with all other illiquid securities, equal more than 10% of the Fund's total assets taken at current market value. See "Portfolio Securities" and "Risk Considerations."

                        US GOVERNMENT MONEY MARKET FUND

  US Government Money Market Fund's objective is to provide the maximum current income that is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations. The Fund may purchase US government obligations on a forward commitment basis. See "Portfolio Securities."

                          TAX FREE MONEY MARKET FUND

  Tax Free Money Market Fund's objective is to provide the maximum current income exempt from federal income tax that is consistent with the preservation of capital and liquidity, and the maintenance of a $1.00 per share net asset value by investing in short-term municipal obligations. The Fund intends to invest 100% and will always invest 80% of its total assets in municipal obligations. The Fund may invest up to 10% of its net assets in securities subject to legal or contractual restrictions on disposition or for which no readily available market exists.


  The Fund will purchase municipal obligations with demand features only when the demand instrument and the underlying municipal obligations meet the Fund's quality standards. The Fund may purchase municipal obligations with a put or standby commitment. See "Portfolio Securities" and "Risk Considerations."

FUND INVESTMENT SECURITIES

  In pursuing their investment objectives, the Funds described in this Prospectus may invest principally in the securities described below.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Emerging Markets Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's and S&P consider securities rated Baa and BBB, respectively, to have some speculative characteristics. The Funds, other than Emerging Markets Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interests rates.

DEPOSITORY RECEIPTS

  Emerging Markets Fund may invest in Depository Receipts. These are securities traded in the United States that are issued typically in connection with a US or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. These securities may not necessarily be denominated in the same currency as the securities into which they may be connected.

EQUITY SECURITIES

  Real Estate Securities, Emerging Markets and Equity T Funds invest primarily in equity securities, and Emerging Markets and Equity T Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants, convertible securities and Depository Receipts. Common stock equivalents may be converted into or provide the holder with the right to common stock. The Emerging Markets and Equity T Funds may also invest in other types of equity securities, including preferred stocks and equity derivative securities.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fluctuating Fund may invest its cash reserves in the Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for Emerging Markets Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. Emerging Markets Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                               US
                               REAL                       LIMITED          GOVERNMENT TAX FREE
                              ESTATE   EMERGING          VOLATILITY MONEY    MONEY     MONEY
                            SECURITIES MARKETS  EQUITY T  TAX FREE  MARKET   MARKET    MARKET
TYPE OF PORTFOLIO SECURITY     FUND      FUND     FUND      FUND     FUND     FUND      FUND
--------------------------  ---------- -------- -------- ---------- ------ ---------- --------
Common stocks...........         X         X        X
Common stock equivalents
 (warrants).............         X         X        X
Common stock equivalents
 (options)..............         X         X        X
Common stock equivalents
 (convertible debt
 securities)............         X         X        X
Common stock equivalents
 (depository receipts)..                   X
Preferred stocks........         X         X        X
Equity derivative secu-
 rities.................         X         X        X
Debt securities (below
 investment grade or
 junk bonds)............                   X
US government securi-
 ties...................         X         X        X         X        X        X         X
Municipal obligations...                                      X
Investment company secu-
 rities.................         X         X        X         X        X        X         X
Foreign securities......         X         X        X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                             US
                             REAL                       LIMITED          GOVERNMENT TAX FREE
                            ESTATE   EMERGING          VOLATILITY MONEY    MONEY     MONEY
                          SECURITIES MARKETS  EQUITY T  TAX FREE  MARKET   MARKET    MARKET
    TYPE OF PRACTICE         FUND      FUND     FUND      FUND     FUND     FUND      FUND
    ----------------      ---------- -------- -------- ---------- ------ ---------- --------
Cash reserves...........       X         X        X         X
Repurchase
 agreements(1)..........       X         X        X         X        X        X
When-issued and forward
 commitment securities..       X         X                  X        X        X         X
Reverse repurchase
 agreements.............       X         X        X         X        X        X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............       X         X        X                  X        X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....       X         X        X         X
Illiquid securities
 (limited to 10% of
 Fund's net assets).....                                             X        X         X
Forward currency
 contracts(2)...........                 X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........                 X        X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........       X         X        X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........       X         X                  X
Credit and liquidity
 enhancements...........                                    X                           X
Liquidity portfolio.....       X         X        X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) Emerging Markets Fund may not invest more than one-third of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

  Money Market, US Government Money Market and Tax Free Money Market
Funds. Each of the Money Market Funds seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its portfolio securities at "amortized cost" in compliance with the 1940 Act's Rule 2a-7 (the "Rule"). Each Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, and invests only in securities with a remaining maturity, as determined under the Rule, of 397 days or less. The Money Market Funds limit their investments to those securities that their money managers determine present minimal credit risks, in accordance with Board-adopted procedures.

  The Money Market Funds will invest in money market instruments (and in the case of Tax Free Money Market Fund, in municipal obligations) that have been rated in the highest rating category by two NRSROs, such as S&P and Moody's. A "Tier 1" security is one that has been rated by either S&P or Moody's in the highest rating category, or, if unrated, is of comparable quality. A "Tier 2" security is one that has been rated in the second highest rating category by either S&P or Moody's, or, if unrated, is of comparable quality. Up to 5% of the total assets of a Money Market Fund may be invested in a single Tier 1 security (other than US government obligations). The Money Market Fund does not invest in Tier 2 securities. See the SAI for a description of the NRSROs.

RISK CONSIDERATIONS

  Concentration in Real Estate Industry. Real Estate Securities Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund is subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  In addition, equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage REITs may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass through of income under the Code or to maintain their exemption from the 1940 Act.

  Municipal Obligations. The Tax Free Funds may invest in municipal obligations, which involve certain risks. Municipal obligations may be affected by economic, business or political developments. These securities may be subject to the provisions of litigation, bankruptcy, and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced, from time to time, to restrict or eliminate the federal income tax exemption for municipal obligations' interest. If legislation is adopted, the Board will reevaluate the Tax Free Funds' investment objectives and may submit possible changes in the structure of the Funds to their shareholders.

  Credit and Liquidity Enhancements. Money Market and Tax Free Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties. These enhancements are generally letters of credit from foreign or domestic banks. Adverse changes in the banks' credit quality could cause losses to the Funds and may affect their net asset values.

  Investment in Foreign Securities. The Funds, other than the Money Market Funds, may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are often incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because each Fund's foreign securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of a Fund's foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Money Market Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs, ETDs and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investments for the Money Market Fund.

  High Risk Bonds. Emerging Markets Fund may invest up to 5% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Emerging Markets Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds (except the Money Market Funds) may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 5% of its total assets. The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholders Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by shareholders, this limit would be increased to up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The other Funds, except Limited Volatility Tax Free Fund and Equity T Fund, do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions. Limited Volatility Tax Free Fund seeks to realize long-term (rather than short-term) capital gains when making portfolio management decisions. Equity T Fund seeks to minimize the impact of taxes on its shareholders' returns. These factors will effect the two Funds' portfolio turnover rates.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The strategy of minimizing the impact of taxes on shareholders' investment returns and avoiding the recognition of capital gains may constrain the ability of FRIMCo to change money managers of Equity T Fund. The annual portfolio turnover rates for the Funds (other than the Money Market Funds) are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and, in the case of the Money Market Funds, net short-term capital gains (if any), according to the following schedule:

        DECLARED                        PAYABLE                                FUNDS
        --------                        -------                                -----
Daily................... 1st business day of following month    Money Market Funds
Monthly................. Early in the following month           Limited Volatility Tax Free Fund
Quarterly............... Mid: April, July, October and December Real Estate Securities Fund
Annually................ Mid-December                           Emerging Markets and Equity T Funds

  The Money Market Funds determine net investment income immediately prior to the determination of their net asset values. This occurs at the close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is paid monthly.

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. Emerging Markets Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income (except those of the Tax Free Funds) and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Money Market and US Government Money Market Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% or 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gains dividends, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against Emerging Markets Fund;

  . the Tax Free Funds' dividends subject to federal tax (if any) and attributable to each state;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Money Market and US Government Money Market Funds' income attributable to US government, Treasury and agency securities.

  While Equity T Fund is managed to minimize the amount of capital gains realized during a particular year, the realization of capital gains is not entirely within the Fund's or its money manager's control. Shareholder purchase and redemption activity, as well as the Fund's performance, will impact the amount of capital gains realized. Capital gains distributions by Equity T Fund may vary considerably from year to year.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Real Estate Securities or Equity T Funds may qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by either Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Except for shareholders of the Tax Free Funds, any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. For shareholders of the Tax Free Funds, any loss incurred on the sale or exchange of the Funds' shares, held for six months or less, will be disallowed to the extent of exempt-interest dividends (described below) paid with respect to the shares. Any loss not disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Tax Free Funds intend to continue to qualify to pay "exempt-interest dividends" to their shareholders by maintaining, as of the close of each quarter of their taxable years, at least 50% of the value of their total assets in municipal obligations. If the Funds satisfy this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation to the extent net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional shares.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may publish their total return and average annual total return and, in the case of certain Funds, current yield and tax equivalent yield, in advertisements and investor communications. Total return information generally will include a Fund's average annual compounded rate of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of the Funds are as follows:

                                     5 YEARS      10 YEARS
                           1 YEAR     ENDED        ENDED
                           ENDED     DEC. 31,     DEC. 31,   INCEPTION TO
                          DEC. 31,     1997         1997     DEC. 31 1997 INCEPTION
                            1997   (ANNUALIZED) (ANNUALIZED) (ANNUALIZED)   DATE
                          -------- ------------ ------------ ------------ ---------
Real Estate Securi-
 ties...................   18.99%     17.84%         --         14.03%    07/28/89
Emerging Markets*.......   (3.45)       --           --          5.95     01/29/93
Equity T**..............   31.73        --           --         31.31     10/07/96
Limited Volatility Tax
 Free...................    4.92       4.33         5.34%        5.48     09/05/85
Money Market*...........    5.79       5.13         6.21         7.40     10/15/81
US Government Money Mar-
 ket....................    5.59       4.74         5.72         5.90     09/05/85
Tax Free Money Market...    3.61       3.22         4.16         4.21     05/08/87

---------------------
 * The performance for Emerging Markets and Money Market Funds prior to April 1, 1995 is reported gross of management fees. For periods after that date, performance results are reported net of management fees, but gross of any shareholder investment services fees. Descriptions of these shareholder investment services fees can be obtained from FRIMCo upon request.
** Equity T commenced operations on October 7, 1996.

  Limited Volatility Tax Free Fund also may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized -- the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based on the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yield for the year ended December 31, 1997 for the Class S shares of Limited Volatility Tax Free Fund was 3.53%.

  Limited Volatility Tax Free Fund may also utilize tax equivalent yields computed in the same manner as yield, with adjustment for a stated income tax rate. The 30-day tax equivalent yield for Class S shares of the Fund for the year ended December 31, 1997, based on a tax rate of 39.6%, was 5.85%.

  The Money Market Funds also may advertise their yields and effective yields. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a Money Market Fund refers to the income generated by an investment in the Money Market Fund over a 7-day period (the period will be stated in the advertisement). The yield is calculated by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then annualized -- the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The following are the current and effective yields for Class S shares of the Money Market Funds during 1997 for the 7-day (and 30-day, in the case of Tax Free Money Market Fund) periods ended:

                              MARCH 31           JUNE 30        SEPTEMBER 30       DECEMBER 31
                          ----------------- ----------------- ----------------- -----------------
                          CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE
                          ------- --------- ------- --------- ------- --------- ------- ---------
Money Market............   5.58%    5.74%    5.76%    5.93%    5.70%    5.86%    5.73%    5.90%
US Government Money Mar-
 ket....................   5.48%    5.63%    5.57%    5.73%    5.44%    5.59%    5.50%    5.65%
Tax Free Money Market 7
 day Period.............   3.32%    3.37%    3.87%    3.94%    3.85%    3.92%    3.89%    3.96%
30 day period...........   3.18%    3.23%    3.70%    3.77%    3.66%    3.73%    3.70%    3.76%

  The Tax Free Money Market Fund may also utilize tax equivalent yields, computed in the same manner as yield, with adjustment for a stated income tax rate. The following are the current and effective tax equivalent yields for Class S shares of Tax Free Money Market Fund, based on a tax rate of 39.6%, during 1997 for the 7-day and 30-day periods ended:

                             MARCH 31           JUNE 30        SEPTEMBER 30       DECEMBER 31
                         ----------------- ----------------- ----------------- -----------------
                         CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE
                         ------- --------- ------- --------- ------- --------- ------- ---------
Tax Free Money Market 7
 day period.............  5.49%    5.58%    6.41%    6.53%    6.37%    6.49%    6.44%    6.56%
30 day period...........  5.27%    5.35%    6.13%    6.24%    6.07%    6.17%    6.13%    6.23%

  Each Fund may also advertise nonstandardized performance information that is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For Real Estate Securities, Emerging Markets, Equity T and Limited Volatility Tax Free Funds, a business day is one on which the NYSE is open for trading.

A business day for the Money Market Funds includes any day on which the NYSE is open for trading and the Boston Federal Reserve Bank is open. Net asset value per share is computed for a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price and futures contracts are valued on the basis of the last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable -- that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  The Money Market Funds' portfolio investments are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Money Market Funds utilize the amortized cost valuation method in accordance with the Rule. Money market instruments maturing within 60 days of the valuation date held by the Fluctuating Funds are also valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  The Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4 (787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further detail.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts will not be accepted.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the following designated times:

   Close of the NYSE (cur-    Real Estate Securities, Emerging Markets,
    rently 4:00 p.m. Eastern   Equity T, Money Market and Limited Volatility
    Time)                      Tax Free Funds
   11:45 a.m. Eastern Time    Tax Free Money Market Fund
   12:15 p.m. Eastern Time    US Government Money Market Fund


  Orders for the Funds placed in proper form and prior to the deadlines noted above can be accepted for pricing and investment, and will begin earning income on the day of purchase. Orders for the Funds received after the designated times shown above will not be accepted for pricing and investment until the next business day.

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) to Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Exchanges from the Equity T Fund will be considered to be redemptions and will be subject to a redemption fee (see the section on "How to Redeem Shares" in this Prospectus).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check will not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

  When shares of the Equity T Fund are redeemed, a redemption fee, calculated as a 1% discount of the net asset value of the shares redeemed, will be imposed. The redemption fee is retained by the Equity T Fund. See "Investment Objectives and Practices -- Equity T Fund" in this Prospectus for additional information.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the following designated times. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

   Close of the NYSE (cur-    Real Estate Securities, Emerging Markets,
    rently 4:00 p.m. Eastern   Equity T, Money Market and Limited Volatility
    Time)                      Tax Free Funds
   11:45 a.m. Eastern Time    Tax Free Money Market Fund
   12:15 p.m. Eastern Time    US Government Money Market Fund

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  In view of its investment objective and management strategies, shareholders of the Equity T Fund are not able to participate in the systematic withdrawal program.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants in       shareholder, exactly as the names appear in the
  Common                    account registration.
--------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian
  accounts for minors)      in his/her capacity as it appears in the account
                            registration.
--------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by
                            the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within
                            the past 90 days, authorizing the signer to act.
--------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit Sharing Plan
                            If the name of the trustee(s) does not appear in the
                            account registration, please provide a copy of the
                            trust document certified within the last 60 days.
--------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the surviving
  shareholders whose        tenant(s).
  co-tenants are deceased   A certified copy of the death certificate must
                            accompany the request.

SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S Shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust. FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  In addition to offering Class S Shares, Emerging Markets and Real Estate Securities Funds offer beneficial interests in Class E Shares, which are described in a separate prospectus. Class E Shares are designed to meet different investor needs and are subject to a shareholder servicing fee. This fee may affect the performance of the Class E Shares. To obtain more information about Class E Shares, contact your Financial Intermediary, or write or telephone the Trust.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to "control" the Funds listed after their names because they own more than 25% of the voting shares of the indicated Funds: Citizens Bank--Tax Free Money Market Fund.

                            MONEY MANAGER PROFILES

  The money managers identified below, other than the money manager for Money Market and US Government Money Market Funds, have no other affiliations with the Funds, FRIMCo, or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. The money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly-owned subsidiary, Frank Russell Trust Company.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd. is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management Inc., 522 Fifth Avenue, 14th Floor, New York, NY 10036, is a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated, a publicly held bank holding company.

  Montgomery Asset Management LLC, 101 California Street, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                                 EQUITY T FUND

  J.P. Morgan Investment Management Inc. See: Emerging Markets Fund.

                       LIMITED VOLATILITY TAX FREE FUND

  MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116, is a wholly-owned, indirect subsidiary of Sun Life Assurance Company of Canada
(US), a mutual insurance company.

  T. Rowe Price Associates, Inc., 100 E. Pratt Street, Baltimore, MD 21202, is a company whose stock is publicly traded, and a large portion of its stock is held by active employees.

                               MONEY MARKET FUND

  Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402, is a registered investment adviser wholly-owned by Frank Russell Company.

                        US GOVERNMENT MONEY MARKET FUND

  Frank Russell Investment Management Company. See: Money Market Fund.

                          TAX FREE MONEY MARKET FUND

  Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th Floor, New York, NY 10004, is a registered investment adviser which is wholly-owned by its principals.

  NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust

  Cash reserves -- The Fluctuating Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Funds under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Service Agreements with FRIMCo.

  Fluctuating Funds -- Real Estate Securities, Emerging Markets, Equity T and Limited Volatility Tax Free Funds, each a Portfolio of the Trust. The Fluctuating Funds have fluctuating net asset values, in contrast to the Money Market Funds, which seek to maintain a stable net asset value of $1 per share.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. Emerging Markets Fund generally does not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. Emerging Markets Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect Emerging Markets Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Seven Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- Real Estate Securities, Emerging Markets, Equity T and Limited Volatility Tax Free Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. In the case of the Money Market Funds, this restriction is 10% of each Fund's net assets. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Real Estate Securities, Emerging Markets, Equity T, Money Market and US Government Money Market Funds may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 102% (for loans of US securities) and 105% (for Non-US securities), of the current market value of loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Real Estate Securities, Emerging Markets and Equity T Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most credit-worthy customers.

  REITs -- Real estate investment trusts.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% (10%, in the case of each Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus

  SEC -- US Securities and Exchange Commission

  Services Fee -- The quarterly investment services fee that may be assessed in the future by Emerging Markets, Equity T and Money Market Funds, and which would be paid to FRIMCo

  Shares -- The Class S Shares in the Funds described in this prospectus. Each Class S Share of a Fund represents a share of beneficial interest in the Fund.

  Tax Free Funds -- Limited Volatility Tax Free and Tax Free Money Market
Funds

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  US -- United States

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

MONEY MANAGERS
REAL ESTATE SECURITIES FUND
Cohen & Steers Capital Management
AEW Capital Management, L.P.

EMERGING MARKETS FUND
Genesis Asset Managers, Ltd.
J.P. Morgan Investment Management Inc.
Montgomery Asset Management, L.P.

EQUITY T FUND
J.P. Morgan Investment Management Inc.

LIMITED VOLATILITY TAX FREE FUND
MFS Institutional Advisors, Inc.
T. Rowe Price Associates, Inc.

MONEY MARKET FUND
Frank Russell Investment Management Company

US GOVERNMENT MONEY MARKET FUND
Frank Russell Investment Management Company

TAX FREE MONEY MARKET FUND
Weiss, Peck & Greer, L.L.C.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 832-6688
(800) RUSSEL4
In Washington, (253) 627-7001

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class D and Class E Shares of the five Funds listed below (the "LifePoints Funds"). Each of the LifePoints Funds invests in different combinations of other Funds (the "Underlying Funds") which, in turn, invest in different combinations of stocks, bonds and cash equivalents. The Investment Company believes that these combinations offer varying degrees of potential risk and reward.

            Equity Balanced Strategy Fund         Moderate Strategy Fund
            Aggressive Strategy Fund              Conservative Strategy Fund
            Balanced Strategy Fund

  Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company ("Russell"), which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the Underlying Funds in which the LifePoints Funds may invest.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  The Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment funds, which interests may be offered in one or more classes. The Investment Company is a diversified, open-end management investment company, commonly known as a "mutual fund."

  This Prospectus sets forth concisely information about the Investment Company and the Class D and Class E Shares of its five LifePoints Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated May 1, 1998, and supplemented June 15, 1998, with the Securities and Exchange Commission (the "SEC") which contains additional information regarding the LifePoints Funds. The Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information, or a paper copy of this Prospectus, if you have received your Prospectus electronically, may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference. This Prospectus relates only to the Class D and Class E Shares of the LifePoints Funds. The LifePoints Funds also have authorized Class S shares which are not offered at the date of this Prospectus for public investment.

  The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                         PROSPECTUS DATED MAY 1, 1998
                     AS SUPPLEMENTED THROUGH JUNE 15, 1998

  Each LifePoints Fund diversifies its assets by investing, at present, in the Class S Shares of several Underlying Funds. Allocation decisions reflect FRIMCo's outlook for the economy, financial markets and the relative valuations of the Underlying Funds. Each LifePoints Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds. Each LifePoints Fund and its investment objective are set forth below. An investor can select investments in one or more LifePoints Funds appropriate to the present investment aims, lifestyle and economic status of the investor or the investor's clients, and can use reallocation of assets among LifePoints Funds to reflect changes in these factors which occur over time.

  EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation with low current income, while recognizing the possibility of substantial fluctuations in year-to-year market values.

  BALANCED STRATEGY FUND seeks to achieve a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

  This Prospectus describes and offers both Class D and Class E Shares of the five LifePoints Funds. The LifePoints Funds had aggregate net assets of approximately $174,310,970.55 on April 1, 1998. The net assets of these Funds on April 1, 1998 were as follows:

      Equity Balanced Strategy..................................... $48,575,181
      Aggressive Strategy.......................................... $25,165,326
      Balanced Strategy............................................ $94,747,682
      Moderate Strategy............................................ $ 5,147,631
      Conservative Strategy........................................ $   675,151

                       HIGHLIGHTS AND TABLE OF CONTENTS

  ANNUAL FUND OPERATING EXPENSES OF THE CLASS D AND CLASS E SHARES OF THE LIFEPOINTS FUNDS summarizes the fees paid by shareholders and provides an example showing the effect of these fees together with the indirect expenses of the Underlying Funds on a $1,000 investment over time without the manager waiver in effect. PAGE 6.

  THE PURPOSE OF THE LIFEPOINTS FUNDS is to provide a simple and effective means for an Eligible Investor to employ a diversified mutual fund investment allocation program suited to pursuing the long-term investment goals of the investor or its clients. The LifePoints Funds are especially useful for participants in tax-deferred retirement plans. The LifePoints Funds take advantage of FRIMCo's asset allocation technology, as well as the Underlying Funds' use of FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services, on an economical and efficient basis. PAGE 15.

  FRANK RUSSELL COMPANY -- CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and
(ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE 15.

  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. Each LifePoints Fund provides an additional layer of "multi-asset" diversification by allocating its assets among several Underlying Funds, most of which employ multiple money managers in pursuit of their investment objectives. PAGE 15.

  INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS OF THE LIFEPOINTS FUNDS are designed to meet the investment goals of long-term Eligible Investors. While the LifePoints Funds invest primarily in the Underlying Funds, each LifePoints Fund pursues a different investment objective by allocating its assets among a number of Underlying Funds which together pursue a variety of investment objectives. PAGE 16.

  INVESTMENT POLICIES, RESTRICTIONS AND RISKS OF THE LIFEPOINTS FUNDS should be considered in deciding whether to invest in a LifePoints Fund. "Fundamental" investment objectives, policies, and restrictions may not be changed without the approval of a majority of the shareholders of an affected LifePoints Fund. While the LifePoints Funds' principal investment will be in the Class S Shares of Underlying Funds, they may also invest in other types of securities. Risks associated with certain investment policies of the Underlying Funds should be considered when investing in the LifePoints Funds. PAGE 19.

  ELIGIBLE INVESTORS are principally institutional investors and those financial intermediaries which have entered into an Asset Management Services Agreement with FRIMCo and institutions or individuals who have acquired shares through such institutions or financial intermediaries. Institutions and financial intermediaries selling Class E Shares of the LifePoints Funds may only offer to sell Class E Shares to certain of their clients. PAGE 21.

  GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE LIFEPOINTS FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Underlying Funds and the LifePoints Funds on a day-to-day basis. All services necessary for the operation of the LifePoints Funds (including accounting, custody, auditing, legal and shareholder servicing) are arranged for by FRIMCo pursuant to the

Special Services Agreement (the "Services Agreement") between FRIMCo and each LifePoints Fund and each Underlying Fund in which it invests. Frank Russell Company ("Russell") provides to the Underlying Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE 22.

  OPERATING EXPENSES OF THE LIFEPOINTS FUNDS are allocated among and borne by the Underlying Funds in which the LifePoints Funds invest or by FRIMCo, in either case pursuant to the Services Agreement. Except as to a 0.25% management fee and a 0.25% Shareholder Service Fee applicable to the Class D and Class E Shares and a 0.25% Rule 12b-1 distribution fee applicable only to the Class D Shares, the LifePoints Funds are not subject to any operating expenses, because each LifePoints Fund's operating expense will be paid by the Underlying Funds to the extent that the Underlying Funds receive an economic benefit. Any operating expense of a LifePoints Fund in excess of the economic benefit realized by the Underlying Funds will be paid by FRIMCo. As noted above, each LifePoints Fund has agreed to pay FRIMCo a management fee equal to 0.25% of the Fund's average daily net assets for providing investment supervisory services. Currently, this fee is being voluntarily waived by FRIMCo. In addition to the management fee, the LifePoints Funds will indirectly bear their proportionate share of operating expenses that include the management fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of management fees paid by an Underlying Fund, each of the management fees paid is based upon the services received by the respective Fund. PAGE 24.

  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS are evaluated and recommended by FRIMCo and Russell. The money managers have complete discretion to purchase and sell portfolio securities for their segment of an Underlying Fund consistent with the Underlying Fund's investment objectives, policies and restrictions, and the specific strategies developed by Russell and FRIMCo. The LifePoints Funds do not employ money managers, other than FRIMCo, and therefore, do not pay management fees. The determination of how the LifePoints Funds' assets will be allocated among the Underlying Funds is made by FRIMCo pursuant to each LifePoints Fund's investment objectives and policies. The LifePoints Funds, as shareholders of the Underlying Funds, benefit from the multi-style, multi-manager services provided to the Underlying Funds. PAGE 25.

  INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE UNDERLYING FUNDS should be considered when deciding whether to invest in a LifePoints Fund. "Fundamental" investment objectives, policies and restrictions may not be changed without the approval of a majority of the shareholders of an affected Underlying Fund. Risks associated with certain investment policies of the Underlying Funds, such as market volatility risk, political risk, and credit risk, are disclosed in connection with a description of the policies giving rise to such risks. PAGE 26.

  DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared quarterly by each of the LifePoints Funds. All LifePoints Funds declare distributions from net realized capital gains, if any, at least annually. PAGE 32.

  INCOME TAXES PAID BY THE LIFEPOINTS FUNDS should be nominal. Taxable shareholders of the LifePoints Funds will be subject to federal taxes on dividends and capital gains distributions and may also be subject to state or local taxes. PAGE 33.

  LIFEPOINTS FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE 34.

  VALUATION OF LIFEPOINTS FUND SHARES occurs each business day. Class D and Class E Shares are purchased or redeemed based upon the next computed net asset value per share of each LifePoints Fund. Unless otherwise indicated, "shares" in this Prospectus refers to the Class D and Class E Shares of the LifePoints Funds. PAGE 35.

  PURCHASE OF LIFEPOINTS FUND SHARES may be accomplished on each business day. The Class D Shares are presently subject to a management fee of 0.25%, a Rule 12b-1 distribution fee of 0.25% and a Shareholder Service Fee of 0.25%. The Class E Shares are presently subject to a management fee of 0.25%, and a Shareholder Service Fee of 0.25%. PAGE 36.

  REDEMPTION OF LIFEPOINTS FUND SHARES may be requested on any business day. There is no redemption charge. The redemption price is the next computed net asset value after receipt of the redemption request. The LifePoints Funds reserve the right to redeem in kind any portion of a redemption request. PAGE 39.

  ADDITIONAL INFORMATION is also included in this Prospectus concerning the:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE 42.

  The LifePoints Funds are authorized to offer one other class of shares, the Class S Shares, which is designed to meet different investor needs. Class S Shares of the LifePoints Funds are not, as of the date of this Prospectus, being offered for public investment. PAGE 43.

           ANNUAL FUND OPERATING EXPENSES OF THE CLASS D AND CLASS E
                        SHARES OF THE LIFEPOINTS FUNDS

  The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class D and Class E Shares of the LifePoints Funds will bear directly or indirectly. Each LifePoints Fund will indirectly bear its pro rata share of the expenses of the Underlying Funds in which the LifePoints Fund invests. THE EXAMPLE PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                CLASS D SHARES

                              EQUITY
                             BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                             STRATEGY  STRATEGY  STRATEGY STRATEGY   STRATEGY
                              FUND      FUND      FUND     FUND       FUND
                             -------- ---------- -------- -------- ------------
CLASS D SHARES SHAREHOLDER
 TRANSACTION EXPENSES:
  Sales Load Imposed on
   Purchases................   None      None      None     None       None
  Sales Load Imposed on
   Reinvested Dividends.....   None      None      None     None       None
  Deferred Sales Load.......   None      None      None     None       None
  Redemption Fees...........   None      None      None     None       None
  Exchange Fees.............   None      None      None     None       None
ANNUAL CLASS D SHARES
 OPERATING EXPENSES:#
  (as a percentage of
   average net assets)
  Management Fees After Fee
   Waivers##................   0.00%     0.00%     0.00%    0.00%      0.00%
  12b-1 Fees*...............   0.25%     0.25%     0.25%    0.25%      0.25%
  Other Expenses (After Fee
   Waivers and
  Reimbursement)**
  Custodian Fees (After
   Reimbursement)**.........   None      None      None     None       None
  Transfer Agent Fees (After
   Reimbursement)**.........   None      None      None     None       None
  Other Fees (After
   Reimbursement)+**........   0.25%     0.25%     0.25%    0.25%      0.25%
  Total Other Expenses
   (After Fee Waivers and
   Reimbursement)**.........   0.25%     0.25%     0.25%    0.25%      0.25%
  Total Class D Operating
   Expenses (After Fee
   Waivers and
   Reimbursement)** ***
   ##.......................   0.50%     0.50%     0.50%    0.50%      0.50%

--------------------
  # Annual Class D Shares operating expenses are based on average net assets expected to be invested during the fiscal year ending December 31, 1998. During the course of this period, expenses may be more or less than the amount shown.
 ## FRIMCo has voluntarily agreed to waive its Management Fee of 0.25% of average net assets. This waiver is intended to be in effect through December 31, 1998 but may be revised or eliminated at any time without notice to shareholders.
  * Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. See "Distribution and Shareholder Services Plans."
 ** The LifePoints Funds' operating expenses will be paid by the Underlying
    Funds and/or FRIMCo, as more fully described below. If there were no waiver of Management Fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" would be 5.59% for the Equity Balanced Strategy Fund, 4.91% for the Aggressive Strategy Fund, 0.76% for the Balanced Strategy Fund, 3.97% for the Moderate Strategy Fund, and 4.15% for the Conservative Strategy Fund, and the "Total Class D Operating Expenses" would have been 6.09% for the Equity Balanced Strategy Fund, 5.41% for the Aggressive Strategy Fund, 1.26% for the Balanced Strategy Fund, 4.47% for the Moderate Strategy Fund, and 4.65% for the Conservative Strategy Fund.
  + Class D Shares of each LifePoints Fund pay 0.25% of average net assets as a Shareholder Service Fee.
*** Investors purchasing Class D Shares of the LifePoints Funds through a financial intermediary, such as a bank, broker or an investment adviser, may also be required to pay additional fees to the financial intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged by the intermediary.

                                CLASS E SHARES

                              EQUITY
                             BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                             STRATEGY  STRATEGY  STRATEGY STRATEGY   STRATEGY
                               FUND      FUND      FUND     FUND       FUND
                             -------- ---------- -------- -------- ------------
CLASS E SHARES SHAREHOLDER
 TRANSACTION EXPENSES:
  Sales Load Imposed on
   Purchases................   None      None      None     None       None
  Sales Load Imposed on
   Reinvested Dividends.....   None      None      None     None       None
  Deferred Sales Load.......   None      None      None     None       None
  Redemption Fees...........   None      None      None     None       None
  Exchange Fees.............   None      None      None     None       None
ANNUAL CLASS E SHARES
 OPERATING EXPENSES:#
  (as a percentage of
   average net assets)
  Management Fees After Fee
   Waivers##                   0.00%     0.00%     0.00%    0.00%      0.00%
  12b-1 Fees................   None      None      None     None       None
  Other Expenses (After Fee
  Waivers and
  Reimbursement)*:
  Custodian Fees (After
   Reimbursement)*..........   None      None      None     None       None
  Transfer Agent Fees (After
   Reimbursement)*..........   None      None      None     None       None
  Other Fees (After
   Reimbursement)+*            0.25%     0.25%     0.25%    0.25%      0.25%
  Total Other Expenses
   (After Fee Waivers and
   Reimbursement)*..........   0.25%     0.25%     0.25%    0.25%      0.25%
  Total Class E Operating
   Expenses (After Fee
   Waivers and
   Reimbursement)* ** ##....   0.25%     0.25%     0.25%    0.25%      0.25%

---------------------
 # Annual Class E Shares operating expenses are based on average net assets expected to be invested during the year ending December 31, 1998. During the course of this period, expenses may be more or less than the amount shown.
## FRIMCo has voluntarily agreed to waive its Management Fee of 0.25% of average net assets. This waiver is intended to be in effect through December 31, 1998 but may be revised or eliminated at any time without notice to shareholders.
 * The LifePoints Funds' operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below. If there were no waiver of Management Fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" would be 5.59% for the Equity Balanced Strategy Fund, 4.91% for the Aggressive Strategy Fund, 0.76% for the Balanced Strategy Fund, 3.97% for the Moderate Strategy Fund, and 4.15% for the Conservative Strategy Fund, and the "Total Class E Operating Expenses" would have been 5.84% for the Equity Balanced Strategy Fund, 5.16% for the Aggressive Strategy Fund, 1.01% for the Balanced Strategy Fund, 4.22% for the Moderate Strategy Fund, and 4.40% for the Conservative Strategy Fund.
 + Class E Shares of each LifePoints Fund pay 0.25% of average net assets as a
   Shareholder Service Fee.
** Investors purchasing Class E Shares of the LifePoints Funds through a financial intermediary, such as a bank, broker or an investment adviser, may also be required to pay additional fees to the financial intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged by the intermediary.

  Although Class D and Class E Shares of the LifePoints Funds will be subject to a 0.25% management fee and a 0.25% Shareholder Service Fee and the Class D Shares will be subject to an additional 0.25% Rule 12b-1 distribution fee, neither class will bear any operating expenses. The operational expenses will be paid by the Underlying Funds in which the LifePoints Funds invest to the extent that an Underlying Fund receives a net reduction in its otherwise anticipated operating expenses as a result of the LifePoints Funds' investment in that Underlying Fund's shares. The operating expense savings that are expected to be realized by the Underlying Funds from the LifePoints Funds result primarily from the assumed reduction in the number of accounts that each Underlying Fund has to maintain due to the existence of the LifePoints Funds (i.e., one account per investor as opposed to one for each Underlying Fund per investor if the investor duplicated a LifePoints Fund's investment program by investing directly in the Underlying Funds) and from the assumed reductions in investor trading activity. Any LifePoints Funds operating expenses that are in excess of the estimated savings to the Underlying Funds will be borne by FRIMCo, an arrangement that can be terminated at any time by FRIMCo in its sole discretion without notice to shareholders but which will not be terminated prior to April 30, 1999. (See "Expenses of the LifePoints Funds" for an explanation of the Special Services Agreement under which the LifePoints Funds' operating expenses are allocated among and borne by the Underlying Funds in which the LifePoints Funds invest.) However, while the LifePoints Funds are expected to operate without expense (except as to the management fee and any Rule 12b-1 and Shareholder Services Fees), shareholders in a LifePoints Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the LifePoints Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the LifePoints Funds may invest (based on information as of December 31, 1997). Where applicable, expense ratios are restated to reflect current fees. As explained in this Prospectus, each LifePoints Fund intends to invest in some, but not all, of the Underlying Funds.

                                                                 TOTAL OPERATING
   UNDERLYING FUND                                               EXPENSE RATIOS*
   ---------------                                               ---------------
   Diversified Equity Fund......................................       .95%
   Special Growth Fund..........................................      1.20%
   Quantitative Equity Fund.....................................       .94%
   International Securities Fund................................      1.30%
   Diversified Bond Fund........................................       .59%
   Volatility Constrained Bond Fund.............................       .74%
   Multistrategy Bond Fund......................................       .80%
   Real Estate Securities Fund..................................      1.10%
   Emerging Markets Fund........................................      1.81%

---------------------
* Restated to reflect changes to the Trust's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.

  The following table illustrates the indirect expense ratio that each LifePoints Fund would have incurred based on its allocation strategy in the Underlying Funds for the year ended December 31, 1997 if it had been operational:

                                                                    INDIRECT
   LIFEPOINTS FUND                                               EXPENSE RATIOS*
   ---------------                                               ---------------
   Equity Balanced Strategy Fund................................      1.09%
   Aggressive Strategy Fund.....................................      1.07%
   Balanced Strategy Fund.......................................       .93%
   Moderate Strategy Fund.......................................       .84%
   Conservative Strategy Fund...................................       .79%

---------------------
* Restated to reflect changes to the Trust's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment in the Class D and Class E Shares of each of the LifePoints Funds including the indirect expenses of the Underlying Funds, assuming at any time during the periods noted below (1) 5% annual return and (2) redemption at the end of each time period:

   CLASS D SHARES:                                                1 YEAR 3 YEARS
   ---------------                                                ------ -------
   Equity Balanced Strategy Fund.................................  $16     $50
   Aggressive Strategy Fund......................................  $16     $49
   Balanced Strategy Fund........................................  $14     $45
   Moderate Strategy Fund........................................  $13     $42
   Conservative Strategy Fund....................................  $13     $41
   CLASS E SHARES                                                 1 YEAR 3 YEARS
   --------------                                                 ------ -------
   Equity Balanced Strategy Fund.................................  $13     $42
   Aggressive Strategy Fund......................................  $13     $41
   Balanced Strategy Fund........................................  $12     $37
   Moderate Strategy Fund........................................  $11     $34
   Conservative Strategy Fund....................................  $10     $33

          FINANCIAL HIGHLIGHTS OF THE EQUITY BALANCED STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................................................    .09
  Capital gain distributions from Underlying Funds......................   2.73
  Net realized and unrealized gain (loss) on investments................  (3.06)
                                                                         ------
      Total Income From Investment Operations...........................   (.24)
                                                                         ------
LESS DISTRIBUTIONS:
  Net investment income.................................................   (.09)
  In excess of net investment income....................................   (.24)
  Net realized gain on investments......................................   (.60)
                                                                         ------
      Total Distributions...............................................   (.93)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 8.83
                                                                         ======
TOTAL RETURN(%)(a)......................................................  (2.42)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period ($000 omitted)..............................  2,985
  Ratios of average net assets(%):
    Operating expenses, net(b)(c).......................................    .25
    Operating expenses, gross(c)(d).....................................   3.58
    Net investment income(d)............................................    .45
  Portfolio turnover rate(%)(b).........................................  48.30

---------------------
 * For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE AGGRESSIVE STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................................................    .10
  Capital gain distributions from Underlying Funds......................   1.66
  Net realized and unrealized gain (loss) on investments................  (1.77)
                                                                         ------
      Total Income From Investment Operations...........................   (.01)
LESS DISTRIBUTIONS:
  Net investment income.................................................   (.10)
  In excess of net investment income....................................   (.21)
  Net realized gain on investments......................................   (.54)
                                                                         ------
      Total Distributions...............................................   (.85)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.14
                                                                         ======
TOTAL RETURN(%)(a)......................................................   (.19)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period ($000 omitted)..............................  5,307
  Ratios of average net assets(%):
    Operating expenses, net(b)(c).......................................    .25
    Operating expenses, gross(c)(d).....................................   2.88
    Net investment income(d)............................................    .97
  Portfolio turnover rate(%)(b).........................................  56.88

---------------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE BALANCED STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                          1997
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................................................    .09
  Capital gain distributions from Underlying Funds......................    .85
  Net realized and unrealized gain (loss) on investments................   (.83)
                                                                         ------
    Total Income From Investment Operations.............................    .11
                                                                         ------
LESS DISTRIBUTIONS:
  Net investment income.................................................   (.09)
  In excess of net investment income....................................   (.15)
  Net realized gain on investments......................................   (.41)
                                                                         ------
    Total Distributions.................................................   (.65)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.46
                                                                         ======
TOTAL RETURN(%)(a)......................................................   1.04
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period ($000 omitted)..............................  3,554
  Ratios of average net assets(%):
    Operating expenses, net(b)(c).......................................    .25
    Operating expenses, gross(c)(d).....................................   4.03
    Net investment income(d)............................................   1.30
  Portfolio turnover rate(%)(b).........................................  29.58

---------------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE MODERATE STRATEGY FUND+

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................................................    .07
  Capital gain distributions from Underlying Funds......................    .38
  Net realized and unrealized gain (loss) on investments................   (.46)
                                                                         ------
      Total Income From Investment Operations...........................   (.01)
                                                                         ------
LESS DISTRIBUTIONS:
  Net investment income.................................................   (.07)
  In excess of net investment income....................................   (.07)
  Net realized gain on investments......................................   (.24)
                                                                         ------
      Total Distributions...............................................   (.38)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.61
                                                                         ======
TOTAL RETURN(%)(a)......................................................   (.06)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period ($000 omitted)..............................    385
  Ratios of average net assets(%):
    Operating expenses, net(b)(c).......................................    .25
    Operating expenses, gross(c)(d).....................................    --
    Net investment income(e)............................................   1.01
  Portfolio turnover rate(%)(b).........................................   9.66

---------------------
 * For the period October 3, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 3, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE CONSERVATIVE STRATEGY FUND+

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................................................    .07
  Capital gain distributions from Underlying Funds......................    .23
  Net realized and unrealized gain (loss) on investments................   (.16)
                                                                         ------
      Total Income From Investment Operations...........................    .14
                                                                         ------
LESS DISTRIBUTIONS:
  Net investment income.................................................   (.07)
  In excess of net investment income....................................   (.03)
  Net realized gain on investments......................................   (.16)
                                                                         ------
      Total Distributions...............................................   (.26)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.88
                                                                         ======
TOTAL RETURN(%)(a)......................................................   1.36
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period ($000 omitted)..............................     23
  Ratios of average net assets(%):
    Operating expenses, net(b)(c).......................................    .25
    Operating expenses, gross(c)(d).....................................    --
    Net investment income(e)............................................    .67
  Portfolio turnover rate(%)(b).........................................   0.00

---------------------
 * For the period November 8, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period November 8, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                      THE PURPOSE OF THE LIFEPOINTS FUNDS

  The LifePoints Funds have been organized to provide a simple and effective means for Eligible Investors to structure a diversified mutual fund investment allocation program that is suited to the long-term investment goals of the investor, and that permits an investor to access and use FRIMCo's and Russell's "multi-style, multi-manager diversification" method of investment. The LifePoints Funds, by investing in the Class S Shares of the Underlying Funds, obtain FRIMCo's and Russell's money manager evaluation services, on a pooled and cost-effective basis.

                FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS

  Russell, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Russell and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1350 associates.

  Three functions are at the core of Russell consulting service:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" investment method with the goals of reducing risk and increasing returns.

                  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both the investors' individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities over the past 50 years have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time, asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to an investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The advantages of diversifying among a mixture of investment styles and money managers are potentially even greater with the LifePoints Funds, where each LifePoints Fund will typically invest in shares of several Underlying Funds. The LifePoints Funds have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. The proliferation of mutual funds has left many investors confused and in search of a simpler means to manage their investments. FRIMCo has long stressed the value of diversifying investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal, an international fund for greater potential diversification, etc.), and has offered its advisory expertise in assisting investors to determine such issues as which mutual funds to select, how much of their assets to commit to each fund, and when to reallocate their selections.

             INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS
                            OF THE LIFEPOINTS FUNDS

  The investment objectives of the LifePoints Funds are subject to the investment restrictions and asset allocation policies described in this Prospectus. The investment objective of each LifePoints Fund is as follows:

  . EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  . AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation with low current income, while recognizing the possibility of substantial fluctuations in year-to-year market values.

  . BALANCED STRATEGY FUND seeks to achieve a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  . MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  . CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

  The investment objectives of the LifePoints Funds are summarized below in a chart that illustrates the degree to which each LifePoints Fund seeks to obtain capital appreciation, income, and stability of principal:

                                                                     POSSIBILITY
                                                 CAPITAL                 OF
               LIFEPOINTS FUND                 APPRECIATION  INCOME  FLUCTUATION
               ---------------                 ------------ -------- -----------
Equity Balanced Strategy Fund.................     High       Low       High
Aggressive Strategy Fund......................     High       Low       High
Balanced Strategy Fund........................   Moderate   Moderate  Moderate
Moderate Strategy Fund........................   Moderate     High    Moderate
Conservative Strategy Fund....................     Low        High       Low

   There is no assurance that a LifePoints Fund will achieve its stated objective. The investment objective of each LifePoints Fund is fundamental and cannot be changed without the approval of a majority of shareholders of the particular LifePoints Fund.

   Each of the LifePoints Funds allocates its assets by investing in shares of a diversified group of Underlying Funds. The allocation of a LifePoints Fund's assets among Underlying Funds may be changed at anytime by FRIMCo. Each of the LifePoints Funds generally will adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Fund's investment objective. However, amounts allocated to each Underlying Fund by each LifePoints Fund are expected to generally vary only within 10% of the ranges specified below:

                              EQUITY
                             BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                             STRATEGY  STRATEGY  STRATEGY STRATEGY   STRATEGY
      UNDERLYING FUND          FUND      FUND      FUND     FUND       FUND
      ---------------        -------- ---------- -------- -------- ------------
Diversified Equity Fund....     30%       21%       16%      11%         5%
Special Growth Fund........     10%       11%        5%       2%        --%
Quantitative Equity Fund...     30%       21%       16%      11%         6%
International Securities
 Fund......................     20%       19%       14%       9%         5%
Diversified Bond Fund......     --%       --%       25%      27%        18%
Volatility Constrained Bond
 Fund......................     --%       --%       --%      33%        60%
Multistrategy Bond Fund....     --%       18%       16%      --%        --%
Real Estate Securities
 Fund......................      5%        5%        5%       5%         5%
Emerging Markets Fund......      5%        5%        3%       2%         1%

       [PIE CHART]

30% Quantitative Equity
30% Diversified Equity
20% International Securities
10% Special Growth
 5% Emerging Markets
 5% Real Estate Securities

EQUITY BALANCED STRATEGY FUND


       [PIE CHART]

33% Volatility Constrained
27% Diversified Bond
11% Diversified Equity
11% Quantitative Equity
 9% International Securities
 5% Real Estate Securities
 2% Special Growth
 2% Emerging Markets

MODERATE STRATEGY FUND


       [PIE CHART]

21% Quantitative Equity
21% Diversified Equity
19% International Securities
18% Multistrategy Bond
11% Special Growth
 5% Real Estate Securities
 5% Emerging Markets

AGGRESSIVE STRATEGY FUND


       [PIE CHART]

60% Volatility Constrained
18% Diversified Bond
 6% Quantitative Equity
 5% Diversified Equity
 5% International Securities
 5% Real Estate Securities
 1% Emerging Markets

CONSERVATIVE STRATEGY FUND


       [PIE CHART]

25% Diversified Bond
16% Multistrategy Bond
16% Diversified Equity
16% Quantitative Equity
14% International Securities
 5% Special Growth
 5% Real Estate Securities
 3% Emerging Markets

BALANCED STRATEGY FUND

                       INVESTMENT POLICIES, RESTRICTIONS
                       AND RISKS OF THE LIFEPOINTS FUNDS

  Each LifePoints Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The LifePoints Funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. The LifePoints Funds' allocation ranges, as described in the previous section, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any material change in such investment programs.

  Cash Reserves. Each LifePoints Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the Underlying Funds) in money market instruments and in debt securities which are at least comparable in quality to the permitted investments of the Underlying Funds which may be acquired by that LifePoints Fund. Each LifePoints Fund may also invest its cash reserves in the Investment Company's Money Market Fund. The Investment Company's Money Market Fund, described in a separate prospectus, seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term, high-grade, money market instruments. A LifePoints Fund investing in the Money Market Fund will indirectly bear its proportionate share of the management fee and other expenses incurred by the Money Market Fund.

  Repurchase Agreements. Each LifePoints Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase the securities should default and if the value of the securities held by the LifePoints Fund as collateral (102% of the amount of cash paid by the LifePoints Fund to such party at time of the agreement) should fall below the repurchase price, the LifePoints Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" below, no LifePoints Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse Repurchase Agreements. Each LifePoints Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by FRIMCo to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a LifePoints Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The LifePoints Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the LifePoints Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the LifePoints Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies--Illiquid Securities."

  Illiquid Securities. The LifePoints Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the LifePoints Funds will not invest more than 15% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. Investing in illiquid securities that are considered to be Rule 144A securities could have the effect of increasing the level of a LifePoints Fund's illiquidity to the extent that qualified institutional buyers became, for a time, uninterested in purchasing such securities.

  Diversification. Each LifePoints Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds). Each of the Underlying Funds in which the LifePoints Funds may invest is a diversified investment company. Each LifePoints Fund intends to qualify as a diversified investment company for purposes of Subchapter M of the Internal Revenue Code.

INVESTMENT RESTRICTIONS OF THE LIFEPOINTS FUNDS

  The LifePoints Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Fund will:

  1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Fund.

  2. Invest 25% or more of the value of the LifePoints Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

  3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, as noted below, except with respect to shares of Funds that are investment portfolios of the Investment Company.

  4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes (reverse repurchase agreements are not deemed to be borrowings for the purposes of this limitation).

  5. Invest more than 15% of its net assets in illiquid securities, provided that each LifePoints Fund will not invest more than 5% of its net assets in restricted securities (other than securities eligible for resale under Rule 144A of the 1933 Act).

SPECIAL RISKS AND CONSIDERATIONS OF THE LIFEPOINTS FUNDS

  Investors should consider the following factors when investing in the LifePoints Funds:

  . The investments of each LifePoints Fund will consist primarily of shares of the Underlying Funds, so each LifePoints Fund's investment performance is directly related to the investment performances of the Underlying Funds in which the LifePoints Fund invests.

  . As a matter of policy, the LifePoints Funds will generally allocate their investments among the Underlying Funds within certain ranges. As a result, the LifePoints Funds may have less flexibility to invest than a mutual fund without such constraints.

  . In addition to their principal investments, some or all of the Underlying Funds may: invest varying percentages of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; and engage in various other investment practices which result in market risk, currency risk, and the risks of investing in foreign securities.

  . The officers, the Trustees, and FRIMCo (the investment manager of the LifePoints Funds) presently serve as officers, Trustees and investment manager of the Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the LifePoints Funds and to the Underlying Funds.

  . Some of the LifePoints Funds may invest in the Emerging Markets Fund, and the Aggressive Strategy Fund may invest in the Multistrategy Bond Fund. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower-rated securities, which are subject to the risks resulting from high yield investing.

                              ELIGIBLE INVESTORS

  Shares of the LifePoints Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries that have entered into asset management services agreements ("Agreements," and each, an "Agreement") with FRIMCo or distribution agreements with the Investment Company's distributor, and institutions or individuals who acquire shares through such institutions or financial intermediaries. Eligible Investors include trustees, officers, employees and certain third-party contractors of the Trust and its affiliates.

  There is no minimum investment in Class E Shares of the LifePoints Funds. Although the initial minimum aggregate investment in the Class D Shares of any combination of the LifePoints Funds is $5 million, that initial required minimum investment is waived until further notice. FRIMCo, on behalf of each Fund, reserves the right to change, as to any Fund or any class thereof, the categories of investors eligible to purchase shares of that Fund or class. Trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates are not subject to any initial minimum investment requirement.

  Shares of the Funds generally are not offered or "retailed" directly to or allowed to be exchanged by, individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other Eligible Investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries may charge their customers a fee for providing these and possibly other trust or investment-related services. LifePoints Funds may be made available to investors other than under the terms of an Agreement, for instance, pursuant to a distribution agreement with the Investment Company's distributor.

              GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE
                               LIFEPOINTS FUNDS

  The Investment Company's Board of Trustees (the "Board") is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets in the Underlying Funds assigned to them.

  FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and custodian; (iii) develops the investment programs, recommends money managers to the Board, allocates assets among money managers and monitors the money managers' investment programs and results; (iv) is authorized to select and hire portfolio managers to select individual portfolio securities held in the Underlying Funds' Liquidity Portfolio or as cash reserves for the Funds; and (v) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as a portion of the costs of preparing and distributing explanatory materials concerning the Funds.

  The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:

  .  Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
     1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January 1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis, and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of Russell's U.S. Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, Equity T, and Multi-Style Funds.

  Russell provides to the Funds and to FRIMCo the asset management consulting services--including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance--which Russell provides to its other consulting clients. Russell receives no compensation from the Funds or FRIMCo for its consulting services. Russell and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Russell's consulting services supplied to FRIMCo.

  George F. Russell, Jr., Chairman of the Board of the Investment Company, is the chairman of the board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Investment Company has received an exemptive order from the SEC which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Underlying Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.

  For its investment supervisory services, FRIMCo receives a management fee from each LifePoints Fund at the annual rate of 0.25% of the average daily net assets of each Fund, payable to FRIMCo monthly on a pro rata basis. Currently, FRIMCo has voluntarily agreed to waive its fee for each Fund to which it is entitled. In addition to the management fee payable by the LifePoints Funds, the LifePoints Funds will indirectly bear a proportionate share of operating expenses that include the management fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of management fees paid by an Underlying Fund, each of the management fees paid is based upon the services received by the respective Fund. As noted above, FRIMCo receives a management fee from each Underlying Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Underlying
Fund: Diversified Equity Fund 0.78%, Special Growth Fund 0.95%, Quantitative Equity Fund 0.78%, International Securities Fund 0.95%, Diversified Bond Fund 0.45%, Volatility Constrained Bond Fund 0.50%, Multistrategy Bond Fund 0.65%, Real Estate Securities Fund 0.85%, and Emerging Markets Fund 1.20%. The fees of the Underlying Funds, other than the Diversified Bond, Volatility Constrained Bond, and Multistrategy Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager. FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Underlying Funds.

  The Board has approved, subject to approval by the shareholders of the applicable Funds at a meeting to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement. Under the amendment, in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount up to 0.07% of each Fund's additional assets on an annualized basis.

  It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Funds will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waivers.

                  OPERATING EXPENSES OF THE LIFEPOINTS FUNDS

  Each LifePoints Fund seeks to operate at a low operating expense ratio. While each LifePoints Fund will incur its pro rata share of the fees and expenses of an Underlying Fund in which it invests, each Underlying Fund has agreed to pay a pro rata share of the operating expenses of the LifePoints Funds that invest in the Underlying Funds, but only to the extent that the Underlying Funds receive a net reduction in its otherwise anticipated expenses from maintaining numerous investor accounts and from investor trading activity. This arrangement is subject to a Special Service Agreement (the "Service Agreement") between FRIMCo, each LifePoints Fund and the Underlying Funds in which it invests, as well as to certain voluntary expense reimbursement undertakings made by FRIMCo, which can be terminated by FRIMCo in its sole discretion, but which will not be terminated prior to April 30, 1999. Each LifePoints Fund has entered into an Investment Management Agreement with FRIMCo, as well as a Portfolio Management Agreement which governs the providing of sub-advisory services.

  The Service Agreement is entered into, on a yearly basis, between FRIMCo, the LifePoints Funds and the Underlying Funds. The Service Agreement provides that all services necessary for the operation of a LifePoints Fund ((including expenses for Fund accounting, custody, auditing, legal and transfer agent services (collectively, "Operating Expenses")) (but not including services covered by the management fee and any Rule 12b-1 distribution fee or Shareholder Service Fees which will be borne directly by the LifePoints Funds) will be paid by the Underlying Funds in which the LifePoints Fund invests and/or FRIMCo. In consideration of the benefits derived by the Underlying Funds from the establishment and operation of the LifePoints Funds, each of the Underlying Funds will agree to pay a portion of the LifePoints Fund operating expenses. The operating expenses will be allocated among and borne by the Underlying Funds in proportion to the average daily value of shares of the Underlying Funds owned by each LifePoints Fund, but in no event will any Underlying Fund bear operating expenses in excess of its estimated cost savings. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which would have been established to hold the LifePoints Funds' assets if they had been invested directly in the Underlying Funds and the resulting reduction in shareholder servicing costs from less investor trading activity. Although such cost savings cannot be computed precisely at this time, the estimated savings to the Underlying Funds generated by the operation of the LifePoints Funds, and the consequent payments by the Underlying Funds, are expected to be sufficient to offset most, if not all, of the operating expenses incurred by the LifePoints Funds. Under the Service Agreement, FRIMCo has agreed to pay any operating expenses of the LifePoints Funds which exceed the estimated savings to each of the Underlying Funds.

                  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

  The assets of each Underlying Fund are allocated currently among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF AN UNDERLYING FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY FRIMCO. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCO, SUBJECT TO APPROVAL BY THE BOARD OF THE INVESTMENT COMPANY.

  From its management fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their services to the Underlying Funds. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the fiscal year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Underlying Fund:
Diversified Equity Fund 0.23%, Special Growth Fund 0.40%, Quantitative Equity Fund 0.19%, International Securities Fund 0.39%, Diversified Bond Fund 0.08%, Volatility Constrained Bond Fund 0.17%, Multistrategy Bond Fund 0.21%, Real Estate Securities Fund 0.29%, and Emerging Markets Fund 0.68%.

  Fees paid to the money managers are not affected by any voluntary expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Underlying Funds through broker-dealer affiliates. Each money manager has agreed that once the Investment Company has advanced fees to FRIMCo as agent to make payment of the money manager's fee, the money manager will look only to FRIMCo for the payment of its fee.

  The money managers are selected for the Underlying Funds based primarily upon the research and recommendations of Russell, which evaluates quantitatively and qualitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of an Underlying Fund within the Underlying Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Russell and FRIMCo. Although the money managers' activities are subject to general oversight by the Board and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, FRIMCO, NOR RUSSELL EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                            OF THE UNDERLYING FUNDS

  Each Underlying Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Underlying Fund's shareholders. Other policies reflect current practices of the Underlying Funds, and may be changed by the Underlying Funds without the approval of shareholders. Certain of the objectives, policies, and risks are described in this section, and further information about the Underlying Funds is contained in the Statement of Additional Information as well as in the prospectuses of the Underlying Funds. Because the LifePoints Funds invest in the Underlying Funds, investors of the LifePoints Funds will be affected by the Underlying Funds' investment policies in direct proportion to the amount of assets each LifePoints Fund allocates to the Underlying Fund pursuing such policies. To request a copy of a prospectus for an Underlying Fund, contact the Investment Company at 800/972-0700 (in Washington, 253/627-
7001).

  Each Underlying Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Underlying Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Underlying Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist.

                            DIVERSIFIED EQUITY FUND

  The Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

                              SPECIAL GROWTH FUND

  The Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index.

                           QUANTITATIVE EQUITY FUND

  The Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index. The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                         INTERNATIONAL SECURITIES FUND

  The International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             EMERGING MARKETS FUND

  The Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets.

  The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts
(EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest up to 5% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Rating Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")) or in unrated securities judged by the money managers of the Fund to be of comparable quality. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

                          REAL ESTATE SECURITIES FUND

  The Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

  The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

                             DIVERSIFIED BOND FUND

  The Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Trust's other Funds, this Fund seeks to provide shareholders with a diversification of Money Manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P or A or Prime-2 by Moody's, or judged by the money manager to be of at least equal credit quality to those designations.

                       VOLATILITY CONSTRAINED BOND FUND

  The Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics. The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies.

  The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated).

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers.

  The Board of Trustees of the Fund has concluded that it would be in the interests of the shareholders to reorganize the Fund into the Trust's Fixed Income II Fund, which is described in the Trust's Institutional Funds prospectus. A proposal will be submitted to the shareholders of the Fund at the 1998 Shareholder Meeting seeking approval of this reorganization. For more information on risks, see "Risk Considerations."

                            MULTISTRATEGY BOND FUND

  The Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities. The Fund will invest primarily in fixed-income securities, including: US government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable and floating rate and zero coupon securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" or in unrated securities judged by the money managers of the Fund to be of comparable quality. For a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

             INVESTMENT POLICIES AND RISKS OF THE UNDERLYING FUNDS

  Investment in Foreign Securities. The Underlying Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Depository Receipts. The Underlying Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds may enter into forward currency contracts, which are agreements to exchange one currency for another -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen -- at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying Fund enters into a contract. The Underlying Funds may engage in forward contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Underlying Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Underlying Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate liquid assets in an amount at all times equal to or exceeding the Funds' commitment with respect to these contracts.

  Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of an Underlying Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Underlying Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

  Options. The Underlying Funds may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Underlying Funds may also purchase and sell put and call options on foreign currencies.

  An Underlying Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. An Underlying Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

  The purchase and writing of options involves certain risks. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  Where an Underlying Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position.

  Futures Contracts and Options on Futures Contracts. The Underlying Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

  Each Underlying Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

  There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

  High Risk Bonds. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower rated securities or in unrated securities judged by their money managers to be of comparable quality. While lower rated securities generally offer a higher yield than that available from higher grade issues, lower rated debt securities also involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. For additional information, refer to the Statement of Additional Information.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 5% of its total assets. The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholders Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by shareholders, this limit would be increased to up to 33 1/3 % of the current value of the Funds' total assets. The Lifepoints Funds do not expect to borrow to pay redemption request except in unusual circumstances. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  The Board presently intends that dividends will be declared from net investment income and net short-term capital gains, if any, for each LifePoints Fund on a quarterly basis, with payment being made in: April, July, October and December.

  Dividends paid by a LifePoints Fund with respect to its Class D and Class E Shares are calculated in the same manner and at the same time. Both Class D and Class E Shares will share proportionally in any investment income and expenses of a LifePoints Fund, except that the per share dividends of Class D Shares will ordinarily be less than the per share dividends of Class E Shares as a result of the Rule 12b-1 distribution fees charged to Class D Shares.

CAPITAL GAINS DISTRIBUTIONS

  The Board intends that distributions will be declared annually, generally in mid-December, from capital gains through October 31 (excess of capital gains over capital losses). In addition, in order to satisfy certain distribution requirements, a LifePoints Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a LifePoints Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.

  In addition, the LifePoints Funds receive capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, the LifePoints Funds may generate capital gains through rebalancing the portfolios to meet the Funds' allocation percentages.

  Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders, new and old alike, will share in and be taxed on distributions of gain realized by a LifePoints Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT

  All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the LifePoints Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each LifePoints Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a LifePoints Fund will generally not be liable for federal income or excise taxes. The LifePoints Funds may be subject to nominal, if any, state and local taxes.

  For taxable shareholders: Dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. 28% and 20% capital gains distributions declared by the Investment Company's Board are taxed at the respective capital gains rates regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a LifePoints Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

  The sale of shares of a LifePoints Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a LifePoints Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  Shareholders of the LifePoints Funds will be notified after each calendar year of the amounts of ordinary income dividends, and 28% and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year.

  A LifePoints Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the LifePoints Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Shareholders who are not US persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a LifePoints Fund or on dividends and distributions received by them from a LifePoints Fund and the application of foreign tax laws.

  Shareholders should consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of a LifePoints Fund and distributions and redemption proceeds received from a LifePoints Fund.

  Additional information on these and other tax matters relating to the LifePoints Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                        CALCULATION OF FUND PERFORMANCE

  From time to time, the LifePoints Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts.

  Performance will be calculated separately for Class D and Class E Shares of the LifePoints Funds. The Class D Shares have different expenses from the Class E Shares which may affect performance. The average annual total returns for Class E shares of each of the Funds are as follows:

                                                  INCEPTION TO
                                                DECEMBER 31, 1997 INCEPTION DATE
                                                ----------------- --------------
   Equity Balanced Strategy Fund...............       (2.42)%        09/30/97
   Aggressive Strategy Fund....................       (0.19)%        09/16/97
   Balanced Strategy Fund......................        1.04 %        09/16/97
   Moderate Strategy Fund......................       (0.06)%        10/03/97
   Conservative Strategy Fund..................        1.36 %        11/08/97

  No Class D shares had been issued as of December 31, 1997 and therefore no performance is reported for Class D shares.

  The Moderate and Conservative Strategy Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a LifePoints Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

  Each LifePoints Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

FRIMCO'S HISTORICAL PERFORMANCE

  Since the LifePoints Funds are new portfolios, there is information regarding only their recent investment performance. However, FRIMCo has a longer history of investment performance managing model investment portfolios with investment objectives, strategies, policies, and restrictions substantially similar to those of the LifePoints Funds. Set forth below are historical performance data provided by FRIMCo pertaining to those model investment portfolios. The data is provided to illustrate FRIMCo's past performance in managing similar portfolios. The results presented are not intended to predict or suggest the return to be experienced by any LifePoints Fund or the return an individual investor might achieve by investing in a LifePoints Fund. A LifePoints Fund's investment returns may differ from those of the relevant model portfolio because, among other things, the LifePoints Fund's fees and expenses may differ from those of the applicable portfolio.

                           PERCENTAGE TOTAL RETURNS

                       PERIODS ENDING DECEMBER 31, 1997
                                  (UNAUDITED)

                                                      ANNUALIZED
                                         -------------------------------------
                                          ONE  FIVE   TEN  INCEPTION INCEPTION
                                         YEAR  YEARS YEARS  TO DATE    DATE
                                         ----- ----- ----- --------- ---------
FRANK RUSSELL INVESTMENT COMPANY ASSET
 ALLOCATION MODEL:
EQUITY BALANCED MODEL
  FRIC Equity Balanced Fund comparable.. 22.44 17.14 14.88   15.11   10/01/85
AGGRESSIVE STRATEGY MODEL
  FRIC Aggressive Strategy Fund compara-
   ble.................................. 18.78 14.89 13.68   14.16   10/01/85
BALANCED STRATEGY MODEL
  FRIC Balanced Strategy Fund compara-
   ble.................................. 16.13 12.81 12.22   12.85   10/01/85
MODERATE STRATEGY MODEL
  FRIC Moderate Strategy Fund compara-
   ble.................................. 12.76 10.89 10.72   11.43   10/01/85
CONSERVATIVE STRATEGY MODEL
  FRIC Conservative Strategy Fund compa-
   rable................................  9.55   --    --     8.83   10/01/96

  Performance is calculated based on the SEC standardized method. Periods of 12 months and over are annualized. Total returns of model portfolios are presented gross of fees and expenses, and do not reflect deductions of any management fees and Rule 12b-1 distribution fees or Shareholder Service fees, which are deducted from net asset value of the Class D or Class E Shares of the LifePoints Funds. The performance for a model portfolio would have been reduced if such fees had been deducted. Model portfolio performance is based upon the actual mix of Underlying Funds recommended at each specific point in time, which may differ slightly from the current mix. Detail of the changes is available upon request. The Underlying Funds in existence for less than the time periods shown were added to the mix on the following dates: Quantitative Equity Fund, 07/01/87; Real Estate Securities Fund, 01/01/90; Multistrategy Bond Fund, 02/01/93; and Emerging Markets Fund, 04/01/95 (Fund performance for the Emerging Markets Fund is calculated gross of investment services fees, descriptions of which can be obtained from FRIMCo. Investment services fees will reduce performance). Equity Income Fund was removed from the Conservative, Moderate, Balanced, and Aggressive model portfolios as of January 1, 1996.

                      VALUATION OF LIFEPOINTS FUND SHARES

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each LifePoints Fund on each business day on which shares are offered or orders to redeem are tendered. For all Funds, a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for the Class D and Class E Shares by dividing the current value of the LifePoints Fund's assets (i.e., shares of the Underlying Funds plus any other assets held in the portfolio) attributable to a particular class, less liabilities attributable to that class, by the number of shares of the class outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). The determination is made by appraising each LifePoints Fund's underlying investments on each business day (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

VALUATION OF PORTFOLIO SECURITIES

  Money market instruments held by a LifePoints Fund and maturing within 60 days of the valuation date are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The LifePoints Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act. Such money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the LifePoints Fund would receive if it sold the instrument.

                    HOW TO PURCHASE LIFEPOINTS FUND SHARES

  Russell Funds are generally available through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4 (787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

  Under a distribution plan (the "Distribution Plan") for the Class D Shares, the Investment Company may pay to the distributor, or any banks, broker-dealers or other financial institutions that have entered into sales support agreements ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class D Shares of the LifePoints Funds subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to 0.75% of the average daily net assets of a LifePoints Fund's Class D Shares. The Board has, at the present time, determined to limit payments under the Distribution Plan to 0.25% of average daily net assets. The 12b-1 Fee may only be increased when the Board determines that it is in the best interests of shareholders of the Class D Shares of the LifePoints Funds to do so.

  The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to, Class D Shares, by such Selling Agents, and (b) the distributor for distribution services provided by it, and related expenses incurred, including payments by the distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Investment Company makes no payments to the distributor except as described above. Therefore, the Investment Company does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Investment Company under the Distribution Plan.

  In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class D or Class E Shares of the LifePoints Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to 0.25% of the average daily net assets of a LifePoints Fund's Class D or Class E Shares.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

PAYING FOR SHARES

  Shares of the LifePoints Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

    Cash, third party checks and checks drawn on credit card accounts will not be accepted.

    All purchases must be made in U.S. dollars.

    Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) to Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase Class D or Class E Shares of the LifePoints Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the LifePoints Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange Class D or Class E Shares of any LifePoints Funds they own for shares of any other LifePoints Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a LifePoints Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                     HOW TO REDEEM LIFEPOINTS FUND SHARES

  Shares of the LifePoints Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check will not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The LifePoints Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants,                  shareholder, exactly as the names appear in the
  Tenants in Common         account registration.
--------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian
  accounts for minors)      in his/her capacity as it appears in the account
                            registration.
--------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by
                            the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within
                            the past 90 days, authorizing the signer to act.
--------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit Sharing Plan
                            If the name of the trustee(s) does not appear in the
                            account registration, please provide a copy of the
                            trust document certified within the last 60 days.
--------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the surviving
  shareholders whose        tenant(s).
  co-tenants are deceased   A certified copy of the death certificate must
                            accompany the request.


SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing LifePoints Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any redemption amount by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Investment Company shares. The distributor receives no compensation from the Investment Company for its services other than as described in "How to Purchase Shares--Distribution and Shareholder Services Plans" elsewhere in this Prospectus.

  State Street Bank and Trust Company, Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian is authorized to deposit securities in securities depositories or to use the services of subcustodians. The Custodian has no responsibility for the supervision and management of the LifePoints Funds.

  Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the LifePoints Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for the event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION AND VOTING

  The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

  The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no annual meetings of shareholders, but special meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

  In addition to offering Class D and Class E Shares, the LifePoints Funds are authorized to offer beneficial interests in Class S Shares. Class S Shares are, as of the date of this Prospectus, not offered for public investment.

  The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the Board shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to control the LifePoints Funds because it owns more than 25% of the voting shares of the indicated Funds; H & H Investments Solutions, Inc.--Equity Balance Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy Funds, Class D; Capinco/Sargento--Equity Balanced Strategy Fund, Class E; Board of Pensions of Church of God, Inc.,--Balanced Strategy Fund, Class E; Zions First National Bank--Moderate Strategy Fund, Class E; Jasco & Co.--Conservative Strategy Fund, Class E.

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Underlying Funds, FRIMCo, or with Russell. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. AXA, a French insurance holding company owns 60.5% of the Equitable.

  Barclays Global Investors N.A., 45 Fremont Street, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management, Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment advisor registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment advisor. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Investors N.A., See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, L.L.C., 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004 is a Washington limited Liability corporation that is controlled by the following members: Thomas A. Garr; Robert L. Gernstetter; Joseph P. Jordon; Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Limited., 21 Knightsbridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd. is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and associated interests and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management, L.P., 101 California Street, 35th Floor, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly-held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                       VOLATILITY CONSTRAINED BOND FUND

  BlackRock Financial Management, 345 Park Ave., Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management, Trinity Hall, 43 Cedar Avenue, P. O. Box 2910, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One Citicorp Center 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment advisor.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

DIVERSIFIED EQUITY
Alliance Capital Management L.P.
Barclays Global Investors, N.A.
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Morgan Stanley Asset Management, Inc.
Peachtree Asset Management
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation

SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company, LLP

QUANTITATIVE EQUITY
Barclays Global Investors, N.A.
Franklin Portfolio Associates, LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL SECURITIES
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Mastholm Asset Management LLC
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset
Management, Inc.

REAL ESTATE SECURITIES
AEW Capital Management, L.P.
Cohen & Steers Capital Management

DIVERSIFIED BOND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management

MULTISTRATEGY BOND
BEA Associates, Inc.
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

EMERGING MARKETS
Genesis Asset Managers, Limited
J.P. Morgan Investment Management, Inc.
Montgomery Asset Management, L.P.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment
Management Company 909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 787-7354
(800) Russel4
In Washington (253) 627-7001

                       FRANK RUSSELL INVESTMENT COMPANY
                        SUPPLEMENT DATED JUNE 15, 1998
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1998


Effective June 15, 1998, Frank Russell Investment Company makes the following changes to the Statement of Additional Information:

     All references to "Class C" are hereby changed to "Class E" to reflect a redesignation of that class of shares.

     In the section captioned: "Operation of the Investment Company," under subsection captioned "Manager," the following two paragraphs will be added as the third and fourth paragraphs under that sub-section:

          The Board has approved, subject to approval by the shareholders of the applicable Funds at a meeting to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement.
          Under the amendment, in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

          It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Funds will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waiver.

     In the section captioned: "Operation of the Trust," the subsection -- Distribution Plan -- shall be revised to read in its entirety as follows:

          DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Accordingly, the Multiple Class Funds adopted a distribution plan (the "Distribution Plan") for the Multiple Class Funds' Class E Shares, which are described in the respective Funds' Prospectuses. Effective May 18, 1998, the Distribution Plan was discontinued with respect to those Shares by a vote of the majority of Independent Trustees. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Independent Trustees"), concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the Multiple Class Funds' principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan should result in increased sales and asset retention for the Multiple Class Funds by enabling the Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Multiple Class Fund would have.

          The Distribution Plan provided that each Multiple Class Fund could spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class E Shares for any activities or expenses primarily intended to result in the sale of Class E Shares of a Multiple Class Fund. Such payments by the Trust were to be calculated daily and paid periodically and were not to be made less frequently than quarterly. The Board had determined to limit payments under the Distribution Plan to 0.40% of average daily net assets. Any amendment to increase materially the costs that a Multiple Class Fund's Shares could bear for distribution pursuant to the Distribution Plan would have been effective upon a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy. The Distribution Plan did not provide for the Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, was made to the Trustees for their review. The Distribution Plan could not have been amended without approval of the holders of the Class E Shares. The Distribution Plan and material amendments to it was required to be approved annually by all of the Trustees and by the Independent Trustees. While the Distribution Plan was in effect, the selection and nomination of the Independent Trustees was committed to the discretion of such Independent Trustees. The Distribution Plan was terminable, as to a Multiple Class Fund's Shares, without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund were present or represented by proxy.

     In the section captioned: "Operation of the Trust," the subsection -- Transfer and Dividend Disbursing Agent -- shall be revised to read in its entirety as follows:

          FRIMCo serves as Transfer Agent for the Trust. For this service, FRIMCo is paid a per-account fee for transfer agency and dividend disbursing services provided to the Trust. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCO is also reimbursed by the Trust for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

     In the section captioned: "Investment Restrictions, Policies and Certain Investments," under the subsection -- Investment Restrictions -- the following language will be added to No.7:

          The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholder Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by the shareholders, this limit would be increased to up to 33 1/3% of the current value of the Fund's total assets.

                        FRANK RUSSELL INVESTMENT COMPANY
                         SUPPLEMENT DATED JUNE 15, 1998
                         TO THE LIFEPOINTS STATEMENT OF
                    ADDITIONAL INFORMATION DATED MAY 1, 1998


Effective June 15, 1998, Frank Russell Investment Company makes the following changes to the LifePoints Statement of Additional Information:

     In the section captioned: "Operation of the Trust," under the subsection captioned "Manager," the following two paragraphs will be added as the second and third paragraphs under that sub-section:

          The Board has approved, subject to approval by the shareholders of the applicable Funds at a meeting to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement.
          Under the amendment, in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

          It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Funds will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waiver.

     In the section captioned: "Operation of the Trust," the subsection -- Transfer and Dividend Disbursing Agent -- shall be revised to read in its entirety as follows:

          FRIMCo serves as Transfer Agent for the Trust. For this service, FRIMCo is paid a per-account fee for transfer agency and dividend disbursing services provided to the Trust. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCO is also reimbursed by the Trust for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

     In the section captioned: "Investment Restrictions, Policies and Practices of the LifePoints Funds," under the subsection -- Investment Restrictions -
     - the following language will be added to No.7:

          The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholder Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by the shareholders, this limit would be increased to up to 33 1/3% of the current value of the Fund's total assets. The LifePoints Funds do not expect to borrow to pay redemption requests except in unusual circumstances.